UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

JAGUAR HEALTH, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

200 Pine Street, Suite 400, San Francisco, CA 94104
Tel: 415.371.8300 • Fax: 415.371.8311
https://jaguar.health
May 19, 2022
Dear Stockholder:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Jaguar Health, Inc. (the “Company”) to be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Friday, June 10, 2022, at 8:30 a.m., local time.
At the Annual Meeting you will be asked to (i) elect three (3) Class I directors to our Board of Directors (ii) ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, (iii) approve, for purposes of Nasdaq Rule 5635(d), the issuance of shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”) upon the exchange of certain royalty interests and a promissory note previously issued by the Company to certain accredited investors, and (iv) approve discretionary authority for the Company to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve proposal (iii).
It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card or voting instruction form. Voting over the Internet, by telephone or by mail will ensure your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person. Please read the enclosed information carefully before voting.
Sincerely,
Lisa A. Conte
Chief Executive Officer & President

JAGUAR HEALTH, INC.
200 Pine Street
Suite 400
San Francisco, CA 94104
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 10, 2022
NOTICE HEREBY IS GIVEN that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Jaguar Health, Inc. (the “Company”) will be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Friday, June 10, 2022, at 8:30 a.m., local time, for the following purposes:
1.   Electing three (3) Class I directors (Proposal 1);
2.   Ratifying the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2);
3.   Approving, for purposes of Nasdaq Rule 5635(d), the issuance of shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”) upon the exchange of certain royalty interests and a promissory note previously issued by the Company to certain accredited investors (Proposal 3);
4.   Approving a proposal to grant discretionary authority to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3 (Proposal 4); and
5.   Such other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.
The board of directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting. Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on May 13, 2022 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.
By Order of the Board of Directors.
Lisa A. Conte
Chief Executive Officer & President
San Francisco, California
May 19, 2022
Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on May 13, 2022 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. If you have questions concerning the proposals in the Proxy Statement, would like additional copies of the Proxy Statement or need help in voting your shares of Common Stock, please contact our proxy solicitor Georgeson LLC at 866-821-0284.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held
on June 10, 2022. The proxy materials are available at
https://jaguarhealth.gcs-web.com/financial-information/annual-reports

PLEASE CAREFULLY READ THE PROXY STATEMENT. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD OR VOTING INSTRUCTION FORM BY MAIL. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE (AS DESCRIBED BELOW).
JAGUAR HEALTH, INC.
200 Pine Street
Suite 400
San Francisco, CA 94104
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 10, 2022
GENERAL INFORMATION ABOUT THE ANNUAL MEETING
We are furnishing this Proxy Statement to our stockholders in connection with the solicitation of proxies by our board of directors to be voted at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. The Annual Meeting will be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Friday, June 10, 2022, at 8:30 a.m., local time.
When used in this Proxy Statement, the terms the “Company,” “we,” “us,” “our” and “Jaguar” refer to Jaguar Health, Inc.
The Securities and Exchange Commission (“SEC”) rules require us to provide an annual report to stockholders who receive this Proxy Statement. Accordingly, we have enclosed our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”), which was filed on March 11, 2022, with this Proxy Statement, and we will also provide copies of such documents to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Pursuant to rules adopted by the SEC, the Company is also providing access to its proxy materials over the Internet. All stockholders will have the ability to access the proxy materials at https://jaguarhealth.gcs-web.com/financial- information/annual-reports.
The date on which the Notice of 2022 Annual Meeting of Stockholders, this Proxy Statement, the Annual Report and form of proxy card or voting instruction form are first being sent or given to stockholders is on or about May 19, 2022.
GENERAL INFORMATION ABOUT VOTING
Record Date
As of May 13, 2022, the record date for the Annual Meeting (the “Record Date”), we anticipate that there will be 77,863,506 shares of our common stock, par value $0.0001 per share (the “Common Stock”), which are issued and outstanding. Only holders of record of our Common Stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof. A list of such holders will be open to the examination of any stockholder for any purpose germane to the meeting at Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104 for a period of ten (10) days prior to the Annual Meeting. The list of stockholders will also be available for such examination at the Annual Meeting. In addition, as of May 13, 2022, there will be 673 shares of our non-voting common stock outstanding, but these shares will have no voting rights with respect to any of the proposals being considered at the Annual Meeting. Each share of non-voting common stock is convertible into one-three thousand fiftieth (1/3,150th) of a share of Common Stock at the election of the holder thereof.

The use of the capitalized term “Common Stock” in this Proxy Statement and related materials refers only to the Company’s common stock and does not include the Company’s convertible non-voting common stock.
Voting, Quorum and Revocability of Proxies
Each share of Common Stock entitles the holder of record thereof to one vote. No other securities are entitled to be voted at the Annual Meeting. Each stockholder holding Common Stock may vote in person or by proxy on all matters that properly come before the Annual Meeting and any adjournment or postponement thereof (except as otherwise described below).
Stockholders have no right to cumulative voting as to any matter, including the election of directors. The presence, in person or represented by proxy, of holders of one third (1/3) of the shares of capital stock of the Company outstanding on the Record Date and entitled to vote at the Annual Meeting will constitute a quorum for purposes of voting at the Annual Meeting. Properly executed proxies marked “ABSTAIN” or “WITHHOLD,” as well as broker non-votes, will be counted as “present” for purposes of determining the existence of a quorum. If a quorum should not be present, either the chairperson of the meeting or a majority in voting power of the stockholders entitled to vote on the adjournment may adjourn such meeting from time to time until a quorum is obtained.
Our board of directors is soliciting proxies for use in connection with the Annual Meeting and any postponement or adjournment thereof. If you vote your shares via the Internet or by telephone or execute and return the proxy card or voting instruction form accompanying this Proxy Statement, your shares will be voted as you direct on all matters properly coming before the Annual Meeting for a vote. For Proposal 1, you may vote “FOR” or “WITHHOLD” authority for one or more of the nominees. For Proposals 2, 3 and 4, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to the Company or to vote your shares in person at the Annual Meeting. If you hold your shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Annual Meeting in person provided that you present a valid legal proxy from the record holder (i.e., bank, broker, trustee or other nominee) to you.
Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described in the proxy card or voting instruction form, so that your vote will be counted if you later decide not to attend the Annual Meeting. Submitting your proxy now will not prevent you from voting your shares in person by written ballot at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
You may revoke your proxy by (a) delivering to the Secretary of the Company at or before the Annual Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy and delivering it to the Secretary of the Company at or before the Annual Meeting or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered at or prior to the Annual Meeting to: Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104, Attention: Jonathan S. Wolin. Beneficial owners of our Common Stock who are not holders of record and wish to revoke their proxy should contact their bank, brokerage firm or other custodian, nominee or fiduciary to inquire about how to revoke their proxy.
The shares represented by all valid proxies received will be voted in the manner specified. Where specific choices are not indicated on a validly executed and delivered proxy, the shares represented by such proxy will be voted: (i) “FOR” the nominees for director named in this Proxy Statement, (ii) “FOR” the ratification of the appointment of RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, (iii) “FOR” the approval of, for purposes of Nasdaq Rule 5635(d), the issuance of shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”) upon the exchange of certain royalty interests and a promissory note previously issued by the Company to certain accredited investors; and (iv) “FOR” the approval of discretionary authority for the Company to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3.
We will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. We have retained Georgeson LLC to solicit proxies for a base fee of $6,500 plus reimbursement of reasonable out-of-pocket expenses. In addition to solicitation by use of the mail, proxies may be solicited by telephone, facsimile or personally by our directors, officers and employees, who will receive no extra compensation for their services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock.
Broker Voting
Brokers holding shares of record in “street name” for a client have the discretionary authority to vote on some matters (routine matters) if they do not receive instructions from the client regarding how the client wants the shares voted at least 10 days before the date of the meeting; provided the proxy materials are transmitted to the client at least 15 days before the meeting. There are also some matters with respect to which brokers do not have discretionary authority to vote (non-routine matters) if they do not receive timely instructions from the client. When a broker does not have discretion to vote on a particular matter and the client has not given timely instructions on how the broker should vote, a broker non-vote results. Any broker non-vote will be counted as present at the Annual Meeting for purposes of determining a quorum, but will be treated as not entitled to vote with respect to non-routine matters.
The proposal to ratify the appointment of RBSM as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2) is considered a routine matter and brokers will be permitted to vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least 10 days before the date of the Annual Meeting. In contrast, the proposal to elect directors (Proposal 1), the proposal to approve, for purposes of Nasdaq Rule 5635(d), the issuance of shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”) upon the exchange of certain royalty interests and a promissory note previously issued by the Company to certain accredited investors (Proposal 3), and the proposal to approve discretionary authority for the Company to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3 (Proposal 4) are not considered “routine” matters and brokers do not have discretionary authority to vote on behalf of clients on such matters.
Required Vote
Proposal 1 — Election of Class I Directors
With respect to the proposal to elect directors (Proposal 1), you may vote in favor of all nominees, withhold your vote as to all nominees or vote in favor of or withhold your vote as to specific nominees. The vote required to approve Proposal 1 is governed by Delaware law, the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “COI”), and our Amended and Restated Bylaws, as amended (the “Bylaws”) and is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, in accordance with Delaware law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the election of directors. Stockholders have no right to cumulative voting as to any matter, including the election of directors.
Proposal 2 — Ratification of Independent Registered Public Accounting Firm
With respect to the proposal to ratify the Audit Committee’s appointment of RBSM as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2), you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 2 is governed by Delaware law, the COI and the Bylaws and is the affirmative vote of the holders of a majority of votes cast on such proposal by the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 2.
Proposal 3 — Issuance of Shares of Common Stock Upon Exchange of Royalty Interests and a Promissory Note for Purposes of Nasdaq Listing Rule 5635(d)
With respect to the proposal to approve, for purposes of Nasdaq Rule 5635(d), the issuance of shares of Common Stock upon the exchange, from time to time at Company’s discretion, of all or any portion of certain royalty interests and a promissory note previously issued by the Company to certain accredited investors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 3 is governed by Delaware law, the Nasdaq Listing Rules, the COI and the Bylaws and is the affirmative vote of the holders of a majority of the votes cast on such proposal by the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 3.
Proposal 4 — Adjournment
With respect to the proposal to grant discretionary authority to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 4 is governed by Delaware law, the COI and the Bylaws and is the affirmative vote of the holders of a majority of votes cast affirmatively or negatively (excluding abstentions and broker non-votes), provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 4.
NO DISSENTERS’ RIGHTS
The corporate action described in this Proxy Statement will not afford to stockholders the opportunity to dissent from the actions described herein and receive an agreed or judicially appraised value for their shares of Common Stock.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
The statements in this Proxy Statement that are not historical statements, including statements regarding future capital-raising activities and expected use of proceeds therefrom, our estimates regarding expenses, future revenues, capital requirements, needs for additional financing, our ability to obtain additional financing, our success with regard to any business development initiatives, our ability to recruit or retain key scientific or management personnel or to retain our executive officers, our stock price and ability to meet the continued listing requirements of The Nasdaq Capital Market, and any other statements regarding our future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results expressed or implied by the statements. We describe risks and uncertainties that could cause actual results and events to differ materially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our annual report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”).
Any forward-looking statements should be considered in light of such important factors. We undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date on which such statement is made.
All subsequent written and oral forward-looking statements concerning the matters addressed in this Proxy Statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of April 25, 2022 for:
•
each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•
each of our named executive officers;

•
each of our directors; and

•
all directors and named executive officers as a group.

Information with respect to beneficial ownership has been furnished by each director, executive officer or beneficial owner of more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to the securities. Except as otherwise provided by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock used to calculate the percentage ownership of each listed person includes the shares of Common Stock underlying options or warrants or convertible securities held by such persons that are currently exercisable or convertible or exercisable or convertible within 60 days of April 25, 2022, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Percentage of beneficial ownership is based on 77,073,990 shares of Common Stock and 673 shares of non-voting common stock outstanding as of April 25, 2022.
Except as otherwise set forth below, the address of each beneficial owner listed in the table below is c/o Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, California 94104.
Name and address of beneficial owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Josh Mailman(1)	8,614,138	11.06%
Oasis Capital, LLC(2)	4,604,484	5.91%
Named executive officers and directors:
Lisa A. Conte(3)	578,222	*
Steven R. King, Ph.D.(4)	180,415	*
Jonathan S. Wolin(5)	137,038	*
Ian Wendt(6)	78,471	*
James J. Bochnowski(7)	375,796	*
Jonathan B. Siegel(8)	136,016	*
John Micek III(9)	84,456	*
Greg Divis(10)	84,039	*
All current executive officers and directors as a group (8 persons)(11)	1,654,453	2.08%

*
Less than 1%.

(1)
Represents (1) 4,088,758 shares of Common Stock held by Joshua Mailman, (ii) 4,366,665 shares of Common Stock held by Joshua Mailman Foundation, and (iii) 158,715 shares of Common Stock held by EJM 2012 Trust. Mr. Mailman has voting and investment power over the shares held by the Joshua Mailman Foundation. Ms. Monica Winsor, Mr. Mailman’s spouse, is the sole trustee of the EJM 2021 Trust and has voting and investment power over the shares held by the EJM 2021 Trust. The address of Mr. Mailman and Ms. Winsor are c/o Citrin Cooperman, 50 Rockefeller Plaza, New York, NY 10020.

(2)
As reported on Schedule 13G filed on January 11, 2022. The address for the reporting person is 208 Ponce de Leon Ave Ste 1600, San Juan, Puerto Rico 00918.

(3)
Represents (i) 7,978 shares of Common Stock (ii) 512,744 shares of Common Stock issuable to Ms. Conte under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 25, 2022, (iii) 45,000 shares of RSUs that are exercisable, and (iv) Bridge Warrants exercisable in 12,500 shares of Common Stock. The weighted average exercise price of the 512,744 stock options is $14.62.

(4)
Represents (i) 2 shares of Common Stock, (ii) 167,080 shares of Common Stock issuable to Dr. King under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 25, 2022, and (iii) 13,133 shares of RSUs that are exercisable. The weighted average exercise price of the 167,080 stock options is $15.13.

(5)
Represents (i) 130,372 shares of Common Stock issuable to Mr. Wolin under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 25, 2022 and (ii) 6,666 shares of RSUs that are exercisable. The weighted average exercise price of the 130,372 stock options is $5.02.

(6)
Represents (i) 71,805 shares of Common Stock issuable to Mr. Wendt under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 25, 2022, and (ii) 6,666 shares of RSUs. The weighted average exercise price of the 71,805 stock options is $3.48.

(7)
Represents (i) 60,632 shares of Common Stock, (ii) 108,678 shares of Common Stock issuable to Mr. Bochnowski under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 25, 2022, (iii) 13,133 shares of RSUs that are exercisable, and (iii) Series 1, Series 2, and Bridge Warrants exercisable into 193,303 shares of Common Stock. The weighted average exercise price of the 108,678 stock options is $19.33.

(8)
Represents (i) 4,425 shares of Common Stock, (ii) 105,589 shares of Common Stock issuable to Mr. Siegel under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 25, 2022, (iii) 12,133 shares of RSUs that are exercisable, and (iii) Series 1, Series 2, and Bridge Warrants exercisable into 13,678 shares of Common Stock. The weighted average exercise price of the 10,589 stock options is $7.12.

(9)
Represents (i) 72,323 shares of Common Stock issuable to Mr. Micek under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 25, 2022 and (ii) 12,133 shares of RSUs that are exercisable. The weighted average exercise price of the 72,323 stock options is $15.77.

(10)
Represents (i) 71,906 shares of Common Stock issuable to Mr. Divis under stock options that are exercisable or will become exercisable in the 60 days subsequent to April 25, 2022 and (ii) 12,133 shares of RSUs that are exercisable. The weighted average exercise price of the 70,323 stock options is $6.28.

(11)
See footnotes (3 – 10).

PROPOSAL 1 — ELECTION OF DIRECTORS
Nominee
Our Board of Directors currently consists of five (5) members, James J. Bochnowski, Lisa A. Conte, Greg J. Divis, John Micek III and Jonathan B. Siegel, who are divided into three classes with staggered three- year terms. The Board has nominated James J. Bochnowski, Lisa A. Conte and Jonathan B. Siegel for re-election as Class I directors. If elected as a Class I director at the Annual Meeting, each of the nominees will serve and hold office for a three-year term expiring at the 2025 Annual Meeting of Stockholders and until his/her successor has been duly elected and qualified.
Each of the nominees has consented to continue his/her service as a director if elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors or fill the position(s). All of the nominees for director are, at present, directors of Jaguar and have been nominated by our Nominating and Corporate Governance Committee and ratified by our full Board.
Vote Required
The vote required to approve Proposal 1 is the plurality of the votes cast by the holders of shares of Common Stock represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, in accordance with Delaware law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the election of directors. Stockholders have no right to cumulative voting as to any matter, including the election of directors.
The Board of Directors unanimously recommends that the stockholders vote “FOR” Proposal No. 1 to elect James J. Bochnowski, Lisa A. Conte and Jonathan B. Siegel as Class I directors.
Information Regarding the Board of Directors and Director Nominees
The following table lists our directors and proposed director nominee, their respective ages and positions as of April 11, 2022:
Name	Age	Position
James J. Bochnowski(1)(2)(3)	78	Chairman of the Board (Class I)
Lisa A. Conte	63	Chief Executive Officer, President and Director (Class I)
Greg J. Divis	55	Director (Class III)
John Micek III(1)(3)	69	Director (Class II)
Jonathan B. Siegel(1)(2)	48	Director (Class I)

(1)
Member of the audit committee.

(2)
Member of the compensation committee.

(3)
Member of the nominating committee.

James J. Bochnowski.   Mr. Bochnowski has served as a member of our board of directors since February 2014 and as Chairperson of our board since June 2014. He also serves as a member of the board of directors of our wholly-owned subsidiary, Napo Pharmaceuticals, Inc. (“Napo”), since February 2014. Since 1988, Mr. Bochnowski has served as the founder and Managing Member of Delphi Ventures, a venture capital firm. In 1980, Mr. Bochnowski co-founded Technology Venture Investors. Mr. Bochnowski holds an M.B.A. from Harvard University Graduate School of Business and a B.S. in Aeronautics and Astronautics from Massachusetts Institute of Technology.

We believe Mr. Bochnowski is qualified to serve on our board of directors due to his significant experience with venture capital backed healthcare companies and experience as both an executive officer and member of the board of directors of numerous companies.
Lisa A. Conte.   Ms. Conte has served as our President, Chief Executive Officer and a member of our board of directors since she founded the Company in June 2013. Ms. Conte also serves as the Chief Executive Officer and a member of the board of Napo since she founded Napo in November 2001 and a member of the board of our majority owned subsidiary Napo Therapeutics, S.p.A. (f/k/a Napo EU S.p.A.) (“Napo Therapeutics”) since its inception in March 2021. In 1989, Ms. Conte founded Shaman Pharmaceuticals, Inc., a natural product pharmaceutical company. Ms. Conte is also currently a member of the board of directors of Healing Forest Conservatory, a California not-for-profit public benefit corporation, and serves on the Editorial Advisory Board of Life Science Leader magazine. Ms. Conte holds an M.S. in Physiology and Pharmacology from the University of California, San Diego, and an M.B.A. and A.B. in Biochemistry from Dartmouth College.
We believe Ms. Conte is qualified to serve on our board of directors due to her extensive knowledge of our Company and experience with our product and product candidates, as well as her experience managing and raising capital for public and private companies.
Greg J. Divis.   Mr. Divis has served as a member of our board of directors and the board of directors of Napo since June 2018. Mr. Divis currently serves as the Chief Executive Officer of Avadel Pharmaceuticals plc (“Avadel”), an emerging bio-pharmaceutical company he joined in 2017. He served as a Chief Operating Officer at Avadel from January 2017 through December 2018. He served as a board member at Tolero Pharmaceuticals, Inc., a privately held oncology development company, from May 2015 until its sale to Dainippon Sumitomo in June 2017. Prior to Avadel he served as an Operating Partner for Linden Capital Partners, a healthcare-focused middle market private equity firm. Previous roles also include President and Chief Executive Officer of Lumara Health, Inc., a specialty-branded pharmaceutical company focused on women’s health, where Mr. Divis led the successful turnaround and transformation of the business resulting in a series of transactions culminating in the successful sale to AMAG Pharmaceuticals, Inc. Mr. Divis has also held such notable roles as Vice President, Business Development & Lifecycle Management at Sanofi-Aventis, and Vice-President and General Manager, UK and Ireland, for Schering-Plough Corporation. He currently serves on the board of directors of Avadel Pharmaceuticals and previously served on the board of directors of Tolero Pharmaceuticals. Mr. Divis is a graduate of the University of Iowa.
We believe Greg J. Divis is qualified to serve on our board of directors due to his extensive experience in the pharmaceutical industry and experience as both an executive officer and member of the board of directors of other companies.
John Micek III.   Mr. Micek has served as a member of our board of directors and the board of directors of Napo since April 2016 and a member of the board of directors of Napo Therapeutics since March 2021. From 2000 to 2010, Mr. Micek was managing director of Silicon Prairie Partners, LP, a Palo Alto, California based family-owned venture fund. Since 2010, Mr. Micek has been managing partner of Verdant Ventures, a merchant bank dedicated to sourcing and funding university and corporate laboratory spinouts in areas including pharmaceuticals and cleantech. Mr. Micek serves on the board of directors of Armanino Foods of Distinction, Innovare Corporation and JAL/Universal Assurors. He is also a board member and the Chief Executive Officer and Chief Financial Officer of Enova Systems and from March 2014 to August 2015 he served as interim Chief Financial Officer for Smith Electric Vehicles, Inc. Mr. Micek is a cum laude graduate of Santa Clara University and the University of San Francisco School of Law, and is a practicing California attorney specializing in financial services.
We believe Mr. Micek is qualified to serve on our board of directors due to his many years of executive experience in management and on boards of director of other companies.
Jonathan B. Siegel.   Mr. Siegel has served as a member of our board of directors since March 2018 and the board of directors of Napo since March 2018 and a member of the board of directors of Napo Therapeutics since March 2021. Mr. Siegel has served as the Chief Executive Officer of JBS Healthcare Ventures, which pursues investments in public and private healthcare entities, since he founded the company in 2017. In June 2021, he also assumed the role of CEO and Chairman of the board of OPY Acquisition

Corp. I, a public Nasdaq-listed company. From 2011 until 2017, he was a partner and healthcare sector head at Kingdon Capital Management. Prior to joining Kingdon, Mr. Siegel was a healthcare portfolio manager at SAC Capital Advisors from 2005 until 2011; an associate director of pharmaceutical and specialty pharmaceutical research at Bear, Stearns & Co.; a pharmaceuticals research associate at Dresdner Kleinwort Wasserstein; and a consultant in the Life Sciences Division of Computer Sciences Corporation. Mr. Siegel worked as a research associate at the Novartis Center for Immunobiology at Harvard Medical School and as a research assistant at Tufts University School of Medicine. He is also a director at Sol-Gel Technologies Ltd, a Nasdaq-listed company, and has served on the board of advisors of Vitalis LLC, a private pharmaceutical company, since March 2019. Previously he served on the Board of Directors of Lumara Health. Mr. Siegel received a BS in Psychology from Tufts University in 1995 and an MBA from Columbia Business School in 1999.
We believe Mr. Siegel is qualified to serve on our board of directors due to his extensive experience in the pharmaceutical investment sector.
There are no family relationships among any of our executive officers or among any of our executive officers and our directors. There is no arrangement or understanding between any director and any other person pursuant to which the director was selected except to the extent provided in our Certificate of Designation.
See “Corporate Governance” and “Compensation of Directors and Executive Officers” below for additional information regarding the Board of Directors.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed RBSM LLP (“RBSM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and the Board of Directors is asking stockholders to ratify that selection. Representatives of RBSM are expected to attend the Annual Meeting in order to respond to questions from stockholders and will have the opportunity to make a statement. RBSM has served as our independent registered public accounting firm since November 22, 2021.
Independent Registered Public Accounting Firm Services and Fees
Current Principal Accountant Fees and Services
RBSM served as our independent registered public accounting firm for the fiscal year ended December 31, 2021. There were no fees paid by us to RBSM in 2021 for audit and other services rendered.
Former Principal Accountant Fees and Services
On November 17, 2021, Mayer Hoffman McCann P.C. (“MHM”) notified us of its decision to resign as the Company’s independent registered public accounting firm, which became effective on November 22, 2021 upon our appointment of RBSM as the Company’s new independent registered public accounting firm. The reports of MHM on our consolidated financial statements for the fiscal years ended December 31, 2020 and 2019 contained explanatory paragraphs regarding our ability to continue as a going concern and contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2020 and 2019, and in the subsequent interim period through November 17, 2021, there were no disagreements with MHM on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure. Substantially all of MHM’s personnel who work under the control of MHM shareholders are employees of wholly-owned subsidiaries of CBIZ, Inc., which provide personnel and various services to MHM in an alternative practice structure.
MHM served as our independent registered public accounting firm for the fiscal year ended December 31, 2020 and for the nine months ended September 30, 2021. The following table represents the aggregate fees billed to us by MHM in 2021 and 2020 for audit and other services rendered:
	Years ended December 31,
	2021	2020
Audit Fees	$943,122	$641,178
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	100,000
Total	$943,122	$741,178
Fees referenced in the table above include fees for our follow-on public offering, auditor transition fees, as well as services provided in connection with the issuance of consents for other SEC filings.
Policy on Audit Committee Preapproval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm
As specified in the Audit Committee charter, the Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the receipt of such services. Thus, the Audit Committee approved 100% of the services set forth in the above table prior to the receipt of such services and no services were provided under the permitted de minimis threshold provisions.
The Audit Committee determined that the provision of such services was compatible with the maintenance of the independence of RBSM and MHM.

Vote Required
The vote required to approve Proposal 2 is the affirmative vote of the holders of a majority of votes cast by holders of shares of our Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 2.
The Board of Directors unanimously recommends that the stockholders vote “FOR” Proposal No. 2 to ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

PROPOSAL 3 — APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON EXCHANGE OF CERTAIN ROYALTY INTERESTS AND SECURED PROMISSORY NOTE
At the Annual Meeting, stockholders will be asked to approve, for purposes of Nasdaq Rule 5635(d), the issuance of shares of Common Stock upon exchange, from time to time at Company’s discretion, of all or any portion of certain royalty interests and a promissory note previously issued by the Company to certain accredited investors. All per share dollar figures included in this Proposal 3 are subject to adjustment for stock splits, stock dividends, reclassifications and other similar recapitalization transactions.
Background
Royalty Financings
Between October 2020 and March 2021, the Company entered into royalty interest purchase agreements with certain accredited investors affiliated with one another (collectively, the “Royalty Investors”), pursuant to which the Company sold the royalty interests (collectively, the “Royalty Interests”) entitling the Royalty Investors to receive future royalties on sales of certain of the Company’s products and certain up-front license fees and milestone payments from licensees and/or distributors (the “Royalty Repayment Amounts” and the amount payable under any individual Royalty Interest, the “Royalty Repayment Amount”) in private placement transactions in reliance upon the exemption from securities registration under by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company used the proceeds to support advancement of research activities associated with its pipeline, including the Company’s lead product candidate, crofelemer, for cancer therapy-related diarrhea, and general corporate purposes. Interest accrues on the Royalty Repayment Amounts at a rate ranging between 5% and 10% per annum. The Company is obligated to make minimum royalty payments on a monthly basis beginning on a specified date (the “Minimum Royalty Payment Start Date”). The key terms of the Royalty Interests are summarized below:
	October 2020 Royalty Interest	December 2020 Royalty Interest	March 2021 Royalty Interest
Issuance Date	October 8, 2020	December 22, 2020	March 8, 2021
Royalty Repayment Amount as of March 31, 2022	$13.4 million(1)	$14.3 million	$10.8 million
Interest Rate	10% per annum, compounding quarterly	10% per annum, compounding daily	5% per annum from March 8, 2021 until March 8, 2022 and 10% per annum thereafter, compounding quarterly
Minimum Royalty Payment Start Date	May 10, 2021	Earlier of (i) December 29, 2022 and (ii) 30 days following the full satisfaction of the October 2020 Royalty Interest, but in no event less than 18 months from December 23, 2020	Earlier of (i) March 8, 2024 and (ii) 30 days following the full satisfaction of both the October 2020 Royalty Interest and the December 2020 Royalty Interest, but in no event less than 18 months from March 8, 2021

	October 2020 Royalty Interest	December 2020 Royalty Interest	March 2021 Royalty Interest
Monthly Minimum Royalty Payment Amount	The greater of (i) $250,000 (which increases to $400,000 beginning on October 9, 2021, $600,000 beginning on April 9, 2022, and $750,000 beginning on October 9, 2022) and (ii) 10% of the Company’s net sales of Mytesi and 10% of worldwide revenues related to upfront licensing fees and milestone payments from licensees and/or distributors	The greater of (i) $750,000 and (ii) 10% of the Company’s net sales of Mytesi and 10% of worldwide revenues related to upfront licensing fees and milestone payments from licensees and/or distributors	The greater of (A) $250,000 (which increases to $400,000 beginning September 8, 2021, $600,000 beginning March 8, 2022, and $750,000 beginning September 8, 2022) and (B) the royalty payments to which the Royalty Investor is entitled, consisting of (1) 10% of the Company’s net sales of crofelemer for the COVID-related indication (including any improvements, modifications and follow-on products, collectively, the “Included Products”), (2) 10% of worldwide revenues related to upfront licensing fees and milestone payments from licensees and/or distributors and (3) 50% of royalties collected from licenses of the Included Products to third parties.

(1)
Pursuant to the terms of the October 2020 Royalty Interest, the Royalty Repayment Amount for the October 2020 Royalty Interest was automatically increased from $12 million to $18 million on May 1, 2021 as a result of the volume weighted average price of the Company’s common stock not equaling or exceeding $0.9105 at least twice during each calendar month during the six-month period beginning on November 1, 2020.

Between February 11, 2022 and March 9, 2022, the Company entered into privately negotiated exchange agreements with the holder of the October 2020 Royalty Interest, pursuant to which the Company issued 8,650,000 shares of Common Stock in the aggregate at an effective price per share equal to the market price (defined as the Minimum Price under Nasdaq Listing Rule 5635(d)) as of the date of the applicable exchange agreement in exchange for a $4,441,657.50 reduction in the outstanding balance of the October 2020 Royalty Interest. As a result of such exchange transactions, the Company is fully paid up on its monthly minimum royalty payments with respect to the Royalty Interests until mid-October 2022.
The foregoing descriptions of the Royalty Interests and royalty interests purchase agreement are not complete and are qualified in their entirety by reference to the Royalty Interests and royalty interest purchase agreements, respectively, which are filed as exhibits to our Current Reports on Form 8-K filed with the SEC on October 9, 2020, December 29, 2020 and March 11, 2021.
Note Financing
On January 19, 2021, the Company and Napo Pharmaceuticals, Inc., a wholly-owned subsidiary of Jaguar (“Napo” and, together with Jaguar, the “Borrower”), entered into a note purchase agreement (the “Note Purchase Agreement”) with an accredited investor (“Note Investor”), pursuant to which the Borrower issued to Note Investor a secured promissory note (the “Note”) in the aggregate principal amount of $6,220,812.50 (the “Note Offering”) in a private placement transaction in reliance upon the exemption from securities registration under by Section 4(a)(2) of the Securities Act. The Company used the proceeds to fund development of the Company’s NP-300 (lechlemer) drug product candidate for the indication of the symptomatic relief of diarrhea from cholera (the “Cholera Indication”) and general corporate purposes, including the Company’s product pipeline activities. The Note bears interest at 3.25% per annum and matures on January 20, 2025. Interest is prepaid each 12 months at the beginning of the period. The Note is secured by a first priority security interest in all existing and future lechlemer technology, and Napo has agreed, with certain exceptions, not to grant any lien on any of the collateral securing the Note and not to grant any license under any of the intellectual property relating to such collateral.
Under the Note Purchase Agreement, if a tropical disease priority review voucher (“TDPRV”) is granted to the Company by the U.S. Food & Drug Administration in connection with the Company’s development of lechlemer for the Cholera Indication and the Company sells the TDPRV, then Note Investor will be entitled to a specified percentage of the gross proceeds from such sale, ranging from 18% to 1%, depending on the percentage of the original balance of the Note that remains outstanding as of the date of the sale of the TDPRV, which percentage will decrease to 1% once the Note is paid in full.
In addition, beginning on the earlier of (i) July 19, 2021 and (ii) the initiation of human clinical trials with lechlemer, (the “Optional Prepayment Period”), the Company will have the right, from time to time at in its sole discretion, to prepay all or any portion of the Note (such amount, the “Principal Prepayment Amount”) at a price equal to 112.5% multiplied by the Principal Prepayment Amount (the “Optional Prepayment Amount”). Beginning on the date that the last patient is enrolled in a pivotal trial with lechlemer for the Cholera Indication, the Company must receive Note Investor approval before prepaying the Note.
The foregoing descriptions of the Note and Note Purchase Agreement are not complete and are qualified in their entirety by reference to the Note and Note Purchase Agreement, respectively, which are filed as exhibits to our Current Report on Form 8-K filed with the SEC on January 22, 2021.
Global Amendments
On April 14, 2022, the Company entered into amendments with the Royalty Investors (collectively, the “Royalty Interest Global Amendments”), pursuant to which the Company was granted the right to exchange from time to time at the Company’s sole discretion all or any portion of the Royalty Interests for shares of the Company’s common stock at a price per share equal to the Nasdaq Minimum Price (as defined in Nasdaq Listing Rule 5635(d)) as of the date of the applicable exchange (the “Exchange Price”).
On April 14, 2022, the Borrower entered into an amendment to the Note (the “Note Global Amendment”), pursuant to which the Borrower was granted the right to exchange from time to time at the Company’s sole discretion all or any portion of the Note for shares of the Company’s common stock at a price per share equal to the Exchange Price.
Under the applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”), in no event may the Company issue any shares of Common Stock upon exchange of the Royalty Interests or Note or otherwise pursuant to the terms of the Royalty Interests or Note if the issuance of such shares of Common Stock would exceed the requirements of The Nasdaq Capital Market (including the rules related to the aggregate of offerings under Nasdaq Listing Rule 5635(d) if applicable) (the “Exchange Cap”), unless the Company obtains stockholder approval to issue shares of Common Stock in excess of the Exchange Cap.
The foregoing descriptions of the Royalty Interest Global Amendments and the Note Global Amendment are not complete and are qualified in their entirety by the copies of the Royalty Interest Global Amendments and the Note Global Amendment attached as Appendix A and Appendix B, respectively, to this proxy statement, the Company’s Current Report on Form 8-K filed on April 15, 2022 and the transaction documents filed as exhibits to such report.
Stockholder Approval Requirements
Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).
The issuance of shares of Common Stock to Note Investor upon the exchange of the Note, together with the issuance of shares of Common Stock to Investors upon the exchange of the Royalty Interests, could result in the issuance of shares of Common Stock to the Investors that represents more than 20% of our Common Stock or 20% of the voting power outstanding prior to the issuance of the Note and the Royalty Interests.
On April 14, 2022, there were 77,858,506 shares of our Common Stock issued and outstanding. Accordingly, our issuance of more than 15,563,915 shares under the Note and the Royalty Interests requires the approval of our stockholders under Nasdaq Listing Rules 5635(d), assuming that the Note and the Royalty Interests transactions are integrated for purposes of the Nasdaq rules.
As a result, in order to enhance the Company’s overall capitalization and retain maximum flexibility to repay the Royalty Interests and Note in shares of Common Stock, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(d) for the issuance to the Investors of shares of Common Stock, from time to time at the Company’s discretion upon exchange of the Note and the Royalty Interests at the Exchange Price. If this proposal is approved, we will not solicit further authorization from our stockholders prior to any exchange of the Note or Royalty Interests pursuant to the terms thereof.
Impact of Stockholder Approval
If stockholders do not approve this proposal, shares of our Common Stock may not be issued in exchange transactions with the Royalty Investors and the Note Investor with respect to the Royalty Interests and the Note, respectively, in excess of the Exchange Cap, unless and until stockholder approval of this proposal is obtained.
Dilution and Potential Adverse Impact of this Proposal
The exchange of all or any portion of the Royalty Interests and the Note for shares of our Common Stock will have a dilutive effect on our current stockholders in that the percentage ownership of the Company held by our current stockholders would decline as a result of the issuance of additional shares of our Common Stock upon exchange of the Royalty Interests and the Note. As a result, our current stockholders would own a smaller proportionate interest in the Company and therefore have less ability to influence corporate decisions requiring stockholder approval. The issuance of shares of our Common Stock upon exchange of the Royalty Interests and the Note could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Common Stock to decline.
Because of the effective share price for any future exchange would be the Exchange Price as of the time of such exchange, the exact magnitude of the dilutive effect of future exchange transactions cannot be conclusively determined but may be material to our current stockholders. By way of example, based on an assumed effective Exchange Price of $0.71 per share (the closing price on March 31, 2022) (the “Assumed Exchange Price”), and assuming that the full $38.5 million aggregate outstanding amount of the Royalty Interests as of March 31, 2022 and full $6.6 million outstanding amount of the Note as of March 31, 2022 is exchanged for shares, up to a maximum of 63,498,126 shares of our Common Stock would be issuable upon exchange of the Royalty Interests and the Note (without giving effect to any interest accrued beyond March 31, 2022). Based on the shares of our common stock outstanding as of March 31, 2022, the shares issued upon exchange of the Royalty Interests and the Note in full would represent approximately 45.2% of our outstanding Common Stock (after giving effect to such exchanges). The exchange price in connection with future exchanges could be materially lower than the Assumed Exchange Price, which could have a significant dilutive effect on our current stockholders.
For illustration purposes only, below is a table showing the number of shares of Common Stock that may potentially be issued upon exchange of the outstanding balance of the Royalty Interests and the Note based on three hypothetical exchange prices, assuming that all $38.5 million outstanding amount of Royalty Interests and all $6.6 million outstanding amount of the Note is exchanged into shares. The number of shares issuable will correspondingly increase or decrease depending on the actual exchange price for the Royalty Interests and the Note.
	Scenario A*	Scenario B	Scenario C
Hypothetical Exchange Price	$0.62	$0.71	$0.85
Hypothetical Aggregate Outstanding Amount of Royalty Interests	$38,515,788	$38,515,788	$38,515,788
Hypothetical Aggregate Outstanding Amount of Note	$6,567,882	$6,567,882	$6,567,882
Total Hypothetical Aggregate Outstanding Amount of Royalty Interests and Note	$45,083,670	$45,083,670	$45,083,670
Total Number of Shares Issued Upon Full Exchange of Royalty Interests and Note	72,715,596	63,498,126	53,039,611

*
More authorized shares would be needed to fully repay all the royalty interests and note in shares under Scenario A at a hypothetical exchange price of $0.62 per share.

In addition, the exchange of all or any portion of the Royalty Interests and the Note for shares of our Common Stock may result in our having insufficient authorized capital stock to issue common stock to all of the holders of outstanding stock options, RSUs and warrants and we will have to seek stockholder approval to authorize additional shares of common stock in connection with the exercise of such outstanding securities or any future equity financing transactions. Our COI authorizes us to issue up to 150,000,000 shares of Common Stock, of which 77,863,506 shares were issued and outstanding as of April 25, 2022 and 6,953,014 of which are reserved for issuance upon exercise of options, warrants, vesting of RSUs. If all of our outstanding stock options and warrants were exercised and RSUs were to vest, the total number of shares of our Common Stock that we issue in connection with the exchange of the Royalty Interests and the Note may, depending on the Exchange Price, exceed the number of our remaining authorized but unissued shares of Common Stock. We cannot assure you that our stockholders will authorize an increase in the number of shares of our Common Stock in the future to the extent required. Our failure to have a sufficient number of authorized shares of Common Stock for issuance upon future exchange of our Royalty Interests and the Note, upon future exercise of our stock options and warrants or upon future vesting of RSUs could result in a breach under such securities, which could adversely affect our business, financial condition, results of operations and prospects.
Required Vote of Stockholders
To approve the issuance of shares of common stock upon the exchange of all or a portion of the Royalty Interests and the Note from time to time at the Company’s sole discretion (this Proposal 3), the affirmative vote of the holders of a majority of shares of votes cast, in person or by remote communication, if applicable, or represented by proxy at the Annual Meeting, voting together as a single class and entitled to vote, is required. Although failure to submit a proxy or vote in person at the Annual Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Annual Meeting will make it more difficult to meet the requirement under the Bylaws that the holders of 1/3 of our capital stock issued and outstanding and entitled to vote at the Annual Meeting be present in person or represented by proxy to constitute a quorum at the Annual Meeting.
The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 3 to authorize the issue, pursuant to Nasdaq Listing Rule 5635(d), shares of common stock upon exchange of certain royalty interests and promissory note previously issued pursuant to the terms of such royalty interests and promissory note.

PROPOSAL 4 — GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE ANNUAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES
Although it is not expected, the Annual Meeting may be adjourned for the purpose of soliciting additional proxies. Any such adjournment of the Annual Meeting may be made without notice, other than by the announcement made at the Annual Meeting, by approval of the holders of a majority of the outstanding shares of our Common Stock, present in person or represented by proxy and entitled to vote at the Annual Meeting. We are soliciting proxies to grant discretionary authority to the chairperson of the Annual Meeting to adjourn the Annual Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposal 3. The chairperson will have the discretion to decide whether or not to use the authority granted to such person pursuant to this Proposal 3 to adjourn the Annual Meeting.
Required Vote of Stockholders
To approve the grant of discretionary authority to the chairperson of the Annual Meeting to adjourn the Annual Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposal 3, the affirmative vote of the holders of a majority of votes cast by shares of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required. Although failure to submit a proxy or vote in person at the Annual Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Annual Meeting will make it more difficult to meet the requirement under the Bylaws that the holders of 1/3 of our capital stock issued and outstanding and entitled to vote at the Annual Meeting be present in person or by proxy to constitute a quorum at the Annual Meeting.
The Board of Directors unanimously recommends that the stockholders vote “FOR” Proposal 4 to grant discretionary authority to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of Proposal 3.

CORPORATE GOVERNANCE
Director Independence
Our Common Stock is listed on The Nasdaq Capital Market. Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Nominating Committee must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the company’s board of directors, such person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, our board of directors, or any other board committee (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.
Our board of directors periodically undertakes a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that four of our five directors (i.e., Mr. Bochnowski, Mr. Micek, Mr. Siegel and Mr. Divis) do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq rules. Our board of directors also determined that Mr. Micek (chairperson), Mr. Bochnowski and Mr. Siegel, who comprise our Audit Committee, Mr. Bochnowski (chairperson) and Mr. Siegel, who comprise our Compensation Committee, and Mr. Bochnowski and Mr. Micek, who comprised our Nominating Committee, satisfy the independence standards for those committees established by applicable SEC rules and the Nasdaq rules and listing standards.
In making this determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
Audit Committee
The members of our Audit Committee are Mr. Micek, Mr. Bochnowski, and Mr. Siegel. Mr. Micek is the chairperson of the Audit Committee. Our Audit Committee’s responsibilities include:
•
appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;

•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•
monitoring our internal control over financial reporting, disclosure controls and procedures and code of conduct;

•
discussing our risk management policies;

•
establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•
reviewing and approving or ratifying any related person transactions; and

•
preparing the Audit Committee report required by SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee.
Our board of directors has determined that each of Mr. Micek, Mr. Bochnowski, and Mr. Siegel is an independent director under Nasdaq rules and under Rule 10A-3. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our board of directors has determined that Mr. Micek is an “audit committee financial expert,” as defined by applicable SEC rules, and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations.
The Audit Committee held four meetings in 2021. The audit committee has adopted a written charter approved by our board of directors, which is available on our website at: https://jaguarhealth.gcs-web.com/static-files/aeabd726-16c2-4219-a755-475e9c87b851.
Compensation Committee
The members of our Compensation Committee are Mr. Bochnowski (chairperson) and Mr. Siegel. Mr. Bochnowski is the chairperson of the Compensation Committee. Our Compensation Committee’s responsibilities include:
•
determining, or making recommendations to our board of directors with respect to, the compensation of our Chief Executive Officer;

•
determining, or making recommendations to our board of directors with respect to, the compensation of our other executive officers;

•
overseeing and administering our cash and equity incentive plans;

•
reviewing and making recommendations to our board of directors with respect to director compensation; and

•
preparing the Compensation Committee report and necessary disclosure in our annual proxy statement in accordance with applicable SEC rules.

To determine compensation, the Compensation Committee, with input from the Chief Executive Officer (who does not participate in the deliberations regarding her own compensation), reviews, at least annually, and makes recommendations to the board of directors about appropriate compensation levels for each executive officer of the Company. The Compensation Committee considers all factors it deems relevant in setting executive compensation.
Our board has determined that each of Mr. Bochnowski (chairperson) and Mr. Siegel is independent under the applicable Nasdaq rules and regulations, is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act, and is an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.
The Compensation Committee held 5 meetings in 2021. All compensation-related matters were approved at the board of directors’ level. The Compensation Committee has adopted a written charter approved by the board of directors, which is available on our website at: https://jaguarhealth.gcs-web.com/static-files/653862da-1aa9-4819-b559-5c5654189e80. Under its charter, the Compensation Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities as set forth in its charter but only after taking into consideration factors relevant to the compensation consultant’s independence from management specified in Nasdaq Listing Rule 5605(d)(3)(D). The Compensation Committee currently has not retained or sought advice from a compensation consultant.
Nominating Committee
The members of our Nominating Committee are Mr. Bochnowski and Mr. Micek. Our Nominating Committee’s responsibilities include:
•
identifying individuals qualified to become members of our board of directors;

•
evaluating qualifications of directors;

•
recommending to our board of directors the persons to be nominated for election as directors and to each of the committees of our board of directors; and

•
overseeing an annual evaluation of our board of directors.

The Nominating Committee did not hold any meetings in 2021. All nomination-related matters were approved at the board of directors’ level. The Nominating Committee has adopted a written charter approved by the board of directors, which is available on our website at: https://jaguarhealth.gcs-web.com/static-files/02dfed04-9508-44cd-a96a-3215e565111c.
Meetings and Attendance During 2021
The board of directors held 17 meetings in 2021. Each director who served as a director during 2021 participated in 75% or more of the meetings of the board of directors and of the committees on which he or she served, if any, during the year ended December 31, 2021 (during the period that such director served).
We do not have a written policy on director attendance at annual meetings of stockholders. We encourage, but do not require, our directors to attend the Annual Meeting. One director attended the 2021 Annual Meeting of Stockholders.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our President and Chief Executive Officer, our Chief Financial Officer and other employees who perform financial or accounting functions. The Code of Business Conduct and Ethics sets forth the basic principles that guide the business conduct of our employees. A current copy of the code is on our website at https://jaguarhealth.gcs-web.com/corporate-governance. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions on our website to the extent required by applicable rules and exchange requirements. The inclusion of our website address in this proxy statement does not incorporate by reference the information on or accessible through our website into this proxy statement.

Policy Against Pledging and Hedging of the Company’s Securities
Our Policy on Insider Trading and Tipping expressly prohibits directors, officers, employees and other persons determined by us to be “Insiders,” including their immediate family members sharing the same household and entities over which they exercise control, from engaging in hedging transactions involving our securities (or any other financial transactions that are designed to hedge or offset any decrease in market value of our equity securities) without advance approval from the Compliance Officer. The policy similarly prohibits such individuals from holding our securities in a margin account and pledging our securities as collateral for loans without advance approval from the Compliance Officer. The policy applies to all of our securities held, excluding the exercise of options for cash under an equity plan of the Company, bona fide gifts of our securities and transactions in our securities made through an authorized Rule 10b5-1 trading plan. There were no exceptions approved by the Compliance Officer during the last fiscal year.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee has ever been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or Compensation Committee or other board committee performing equivalent functions of any entity that has one or more of its executive officers serving on our board of directors or Compensation Committee.
Limitation of Liability and Indemnification
The COI and Bylaws contain provisions that limit the personal liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:
•
any breach of the director’s duty of loyalty to us or our stockholders;

•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or

•
any transaction from which the director derived an improper personal benefit.

Such limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies, such as injunctive relief or rescission.
The COI provides that we indemnify our directors to the fullest extent permitted by Delaware law. In addition, the Bylaws provide that we indemnify our directors and officers to the fullest extent permitted by Delaware law. The Bylaws also provide that we shall advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity, regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. We have entered and expect to continue to enter into agreements to indemnify our directors, executive officers and other employees as determined by our board of directors. With certain exceptions, these agreements provide for indemnification for related expenses including, among others, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors’ and officers’ liability insurance.
The limitation of liability and indemnification provisions in the COI and Bylaws and our indemnification agreements, may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty of care. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers. There is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.
Board Leadership Structure
The Bylaws and corporate governance guidelines provide our board of directors with flexibility in its discretion to combine or separate the positions of Chairperson of the board of directors and chief executive officer. As a general policy, our board of directors believes that separation of the positions of Chairperson and chief executive officer reinforces the independence of the board of directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the board of directors as a whole. We expect and intend the positions of Chairperson of the board and chief executive officer to be held by two individuals in the future.
Risk Oversight
Our board of directors monitors our exposure to a variety of risks through our Audit Committee. Our Audit Committee charter gives the Audit Committee responsibilities and duties that include discussing with management and the independent auditors our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. Our Audit Committee is also responsible for monitoring and controlling exposures to cybersecurity risks and discussing such risks with management.
Nomination of Directors
There have been no material changes to the procedures by which stockholders may recommend nominees to our board of directors. Recommendations to the board of directors for election as directors of Jaguar at an annual meeting may be made only by the Nominating Committee or by the Company’s stockholders (through the Nominating Committee) who comply with the timing, informational, and other requirements of the Bylaws. Stockholders have the right to recommend persons for nomination by submitting such recommendation, in written form, to the Nominating Committee, and such recommendation will be evaluated pursuant to the policies and procedures adopted by the board of directors. Such recommendation must be delivered to or mailed to and received by the Secretary of the Company at the principal executive offices not less than 90 days nor more than 120 calendar days prior to the first anniversary of the date the preceding year’s annual meeting, except that if no annual meeting of stockholders was held in the preceding year or if the date of the annual meeting of stockholders has been changed by more than 30 calendar days from the date contemplated at the time of the preceding year’s proxy statement, the notice shall be received by the Secretary at the Company’s principal executive offices not less than 150 calendar days prior to the date of the contemplated annual meeting or the date that is 10 calendar days after the date of the first public announcement or other notification to stockholders of the date of the contemplated annual meeting, whichever first occurs. The deadline to submit recommendations for election as directors at the 2022 Annual Meeting has already passed.
The Nominating Committee, in accordance with the board of directors’ governance principles, seeks to create a board that has the ability to contribute to the effective oversight and management of the Company, that is as a whole strong in its collective knowledge of and diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business judgment, biotechnology industry knowledge, corporate governance and global markets. The Nominating Committee does not currently have a policy with regard to the consideration of diversity in identifying director nominees. When the Nominating Committee reviews a potential new candidate, the Nominating Committee looks specifically at the candidate’s qualifications in light of the needs of the board of directors and the Company at that time given the then current mix of director attributes.
General criteria for the nomination and evaluation of director candidates include:
•
loyalty and commitment to promoting the long-term interests of the Company’s stockholders;

•
the highest personal and professional ethical standards and integrity;

•
an ability to provide wise, informed and thoughtful counsel to top management on a range of issues;

•
a history of achievement that reflects superior standards for themselves and others;

•
an ability to take tough positions in constructively challenging the Company’s management while at the same time working as a team player; and

•
individual backgrounds that provide a portfolio of personal and professional experience and knowledge commensurate with the needs of the Company.

The Nominating Committee must also ensure that the members of the board of directors as a group maintain the requisite qualifications under the applicable Nasdaq Stock Market listing standards for populating the Audit, Compensation and Nominating Committees.
Written recommendations from a stockholder for a director candidate must include the following information:
•
the stockholder’s name and address, as they appear on our corporate books;

•
the class and number of shares that are beneficially owned by such stockholder;

•
the dates upon which the stockholder acquired such shares; and

•
documentary support for any claim of beneficial ownership.

Additionally, the recommendation needs to include, as to each person whom the stockholder proposes to recommend to the Nominating Committee for nomination to election or reelection as a director, all information relating to the person that is required pursuant to Regulation 14A under the Exchange Act, as amended, and evidence satisfactory to us that the nominee has no interests that would limit their ability to fulfill their duties of office.
Once the Nominating Committee receives a recommendation, it will deliver a questionnaire to the director candidate that requests additional information about his or her independence, qualifications and other information that would assist the Nominating Committee in evaluating the individual, as well as certain information that must be disclosed about the individual in the Company’s proxy statement, if nominated. Individuals must complete and return the questionnaire within the time frame provided to be considered for nomination by the Nominating Committee.
The Nominating Committee will review the stockholder recommendations and make recommendations to the board of directors that the Committee feels are in the best interests of the Company and its stockholders.
The Nominating Committee has not received any recommendations from stockholders for the Annual Meeting.
Communications with the Board of Directors
Stockholders may contact an individual director or the board of directors as a group, or a specified board committee or group, including the non-employee directors as a group, by the following means:
Mail:
Attn: Board of Directors
Jaguar Health, Inc.
200 Pine Street, Suite 400
San Francisco, CA 94104

Email:
AskBoard@jaguar.health

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We also may refer communications to other departments within the Company. We generally will not forward to the directors a communication that is primarily commercial in nature, relates to an improper or irrelevant topic, or requests the Company’s general information.

Complaint and Investigation Procedures for Accounting, Internal Accounting Controls, Fraud or Auditing Matters
We have created procedures for confidential submission of complaints or concerns relating to accounting or auditing matters and contracted with Nasdaq to facilitate the gathering, monitoring and delivering reports on any submissions. As of the date of this report, there have been no submissions of complaints or concerns to Nasdaq. Complaints or concerns about our accounting, internal accounting controls or auditing matters may be submitted to the Audit Committee and our executive officers by contacting Nasdaq. Nasdaq provides phone, internet and e-mail access and is available 24 hours per day, seven days per week, 365 days per year. The hotline number is 1-844-417-8861 and the website is https://www.openboard.info/jagx. Any person may submit a written Accounting Complaint to jagx@openboard.info.
Our Audit Committee under the direction and oversight of the Audit Committee Chair will promptly review all submissions and determine the appropriate course of action. The Audit Committee Chair has the authority, in his discretion, to bring any submission immediately to the attention of other parties or persons, including the full board of directors, accountants and attorneys. The Audit Committee Chair shall determine the appropriate means of addressing the concerns or complaints and delegate that task to the appropriate member of senior management, or take such other action as it deems necessary or appropriate to address the complaint or concern, including obtaining outside counsel or other advisors to assist the Audit Committee.

EXECUTIVE OFFICERS
Our executive officers as of the date of this proxy statement are as follows:
Name	Age	Position
Lisa A. Conte	63	Chief Executive Officer, President and Director
Steven R. King, Ph.D.	64	Chief of Sustainable Supply, Ethnobotanical Research and Intellectual Property and Secretary
Carol R. Lizak	58	Chief Financial Officer
Jonathan S. Wolin	60	Chief of Staff, General Counsel and Chief Compliance Officer
Pravin Chaturvedi, Ph.D.	59	Chief Scientific Officer
Ian Wendt	54	Chief Commercial Officer
Set forth below is a summary of the business experience of our Chief of Sustainable Supply, Ethnobotanical Research and Intellectual Property and Secretary, Steven R. King, our Chief Financial Officer, Carol R. Lizak, and our Chief of Staff and General Counsel, Jonathan S. Wolin. Our Chief Executive Officer’s biography has been provided above.
Steven R. King, Ph.D.   Dr. King has served as our Executive Vice President of Sustainable Supply, Ethnobotanical Research and Intellectual Property since March 2014 and as our Secretary since September 2014. He was promoted to Chief of Sustainable Supply, Ethnobotanical Research and Intellectual Property in March 2020. From 2002 to 2014, Dr. King served as the Senior Vice President of Sustainable Supply, Ethnobotanical Research and Intellectual Property at our wholly-owned subsidiary, Napo Pharmaceuticals, Inc. Prior to that, Dr. King served as the Vice President of Ethnobotany and Conservation at Shaman Pharmaceuticals, Inc. Dr. King has been recognized by the International Natural Products and Conservation Community for the creation and dissemination of research on the long-term sustainable harvest and management of Croton lechleri, the widespread source of crofelemer. Dr. King is currently a member of the board of directors of Healing Forest Conservatory, a California not-for-profit public benefit corporation. Dr. King holds a Ph.D. in Biology from the Institute of Economic Botany of the New York Botanical Garden and an M.S. in Biology from the City University of New York.
Carol R. Lizak.   Ms. Lizak has served as our Chief Financial Officer since April 2021. She joined the Company in May 2019 as Vice President of Finance and Corporate Controller and was promoted to Chief Accounting Officer in August 2019 and Senior Vice-President of Finance and Chief Accounting Officer in March 2020. Prior to joining us, Ms. Lizak served as Senior Director and Corporate Controller of Zosano Pharma Corporation from November 2017 to January 2019, as Controller of Quantum Secure, Inc. from July 2016 to August 2017, and as Executive Director, Corporate Controller of Alexza Pharmaceuticals, Inc. from September 2014 to July 2016. Prior thereto, she spent nine years as Corporate Controller of a subsidiary of HID Global Corporation. Ms. Lizak holds an M.B.A from Pepperdine University, Graziadio School of Business and Management and a B.S. in Business Administration from the University of Santo Tomas.
Jonathan S. Wolin.   Mr. Wolin has served as our Chief of Staff and General Counsel since September 4, 2019. He joined the Company in November 2018 as Chief Compliance Officer and Corporate Counsel of the Company and continues to serve as Chief Compliance Officer. Prior to joining the Company, Mr. Wolin served as an independent consultant advising clients on corporate compliance from June 2017 to November 2018, as Chief Administrative Officer of Braden Partners (d/b/a Pacific Pulmonary Services) from September 2016 to May 2017, as Chief Compliance Officer of Natera, Inc. from June 2015 to August 2016, and as Chief Compliance Officer of Braden Partners from September 2013 to May 2015. Mr. Wolin holds a J.D. from The Catholic University of America, Columbus School of Law, an M.B.A. from The George Washington University School of Business and a B.S. in Accounting from the University of Maryland.
Pravin Chaturvedi, Ph.D.   Dr. Chaturvedi has served as our Chief Scientific Officer in addition to continuing his responsibilities as the Chair of the company’s Scientific Advisory Board (SAB) since March 1, 2022. He joined the Company in May 2017 as Chair of the SAB of Jaguar and Napo. Over his more-than-30-year career in the pharmaceutical industry, Dr. Chaturvedi has participated in the successful development and commercialization of multiple drugs in the therapeutic areas of epilepsy, HIV, hepatitis C, memory and gastrointestinal disorders. Dr. Chaturvedi served as the President and Chief Scientific Officer of Napo from 2006 to 2013 and remained a scientific adviser of Napo from 2013 through 2017. Dr. Chaturvedi has co-founded and led multiple biotech enterprises. From 2001 through 2004, he served as the President, Chief Executive Officer and Director of Scion Pharmaceuticals, Inc. He is the founder of IndUS Pharmaceuticals, where he has served as Chairman and Director since 2017, and held the same roles from 2005 through 2007 and from 2010 through 2015. IndUS Pharmaceuticals merged with Pivot Pharmaceuticals in 2015 and Dr. Chaturvedi served as the President and CEO of Pivot Pharmaceuticals from 2015 to 2017, prior to assuming his role as the Chair of the SAB for Napo and Jaguar. Dr. Chaturvedi also co-founded Oceanyx Pharmaceuticals, where he has served as Chief Executive Officer and Director since 2011, and he continues to serve on the boards of IndUS, Oceanyx, Enlivity and Cellanyx. He has been an adjunct faculty member at Georgetown University since 2013. Earlier in his career, from 1994 through 2001, Dr. Chaturvedi served in various roles as the head of lead evaluation at Vertex Pharmaceuticals, and from 1993 through 1994 he was in the preclinical group at Alkermes Inc. He started his career in the product development group at Parke-Davis/Warner-Lambert Company (now Pfizer) in 1988, where he worked through 1993. Dr. Chaturvedi holds a Ph.D. in Pharmaceutical Sciences from West Virginia University and a Bachelor’s in Pharmacy from the University of Bombay.
Ian Wendt.   Mr. Wendt has served as our Chief Commercial Officer since December 2020. He joined the Company in November 2019 as Vice President of Commercial Strategy. Prior to joining the Company served in various positions at Gilead Sciences, including Executive Director — HIV Community Operations from December 2018 to October 2019, Senior Director — HIV Marketing and Field Operations from October 2017 to December 2018, Director — HCV Marketing from February 2017 to October 2017, Associate Director — HCV Marketing Field POA from March 2016 to February 2017 and Regional Director — HIV Field Operations from April 2011 to March 2016. Before Gilead, Mr. Wendt was at Boehringer Ingelheim, where he led HIV and oncology sales teams across the US, and led commercial operations at Roxane Laboratories, which included sales operations, analytics, incentive compensation, and training. He received a BSc from Acadia University and an MBA from Dalhousie University in Nova Scotia.
Officers serve at the discretion of the board of directors. There are no family relationships among any of our executive officers or among any of our executive officers and our directors. There is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Summary Compensation Table (2021 and 2020)
The total compensation paid to the Company’s Principal Executive Officer and its two highest compensated executive officers other than the Principal Executive Officer, respectively, for services rendered in 2021 and 2020, as applicable, is summarized as follows:
	Year	Salary ($)	Bonus ($)	Option awards ($)(1)	All other compensation ($)(2)	Total ($)
Lisa A. Conte President and Chief Executive Officer	2021	526,775	185,000	1,168,682	10,770	1,891,227
	2020	500,000	—	874,451	25,213	1,399,664
Steven R. King, Ph.D Chief, Sustainable Supply, Ethnobotanical Research and Intellectual Property	2021	308,925	117,000	369,674	26,685	822,284
	2020	300,000	—	300,073	32,228	632,301
Jonathan Wolin Chief of Staff, General Counsel and Chief Compliance Officer	2021	335,850	117,792	251,454	25,075	730,171
	2020	306,750	—	172,334	29,762	508,846
Ian Wendt Chief Commercial Officer	2021	329,175	102,375	127,902	—	559,452
	2020	300,000	10,769	48,478	—	359,247

Footnotes to Summary Compensation Table
(1)
Represents the dollar amounts recognized for financial statement reporting purposes with respect to the fiscal year (for stock option awards) determined under FASB ASC Topic 718. On June 3, 2019, the Company filed the Certificate of Fifth Amendment to its Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a 1-for-70 reverse split of the Company’s voting common stock, effective June 7, 2019 (the “2019 Reverse Stock Split”). On September 3, 2021, the Company filed the Certificate of Sixth Amendment to its Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a 1-for-3 reverse split of the Company’s voting common stock, effective September 8, 2021 (the “2021 Reverse Stock Split”). The 2021 Reverse Stock Split and 2019 Reverse Stock Split have been retrospectively reflected in the following options held by each executive officer as of December 31, 2021:

a.
Ms. Conte — an aggregate of 831,653 shares were granted as follows: 50 shares granted April 1, 2014, 27 shares granted July 2, 2015 which became effective at the annual stockholders’ meeting of June 14, 2016, 36 shares granted July 7, 2015 which became effective at the annual stockholders’ meeting of June 14, 2016, 22 shares granted April 1, 2016 which became effective at the annual stockholders’ meeting of June 14, 2016, 100 shares granted September 22, 2016, 5 shares granted December 19, 2016, 90 shares granted December 21, 2017, 1,031 shares granted on March 12, 2018, 2,133 shares granted on June 1, 2018, and 347,350 shares granted on July 24, 2019. On March 20, 2020, Ms. Conte was granted 75,809 shares at an exercise price of $1.34. On April 5, 2021, Ms. Conte was granted 270,000 shares at an exercise price of $5.97 and 135,000 restricted stock units. The weighted average exercise price of all of Ms. Conte’s option grants is $12.18.

b.
Dr. King — an aggregate of 262,272 shares were granted as follows: 29 shares granted April 1, 2014, 15 shares granted July 2, 2015 which became effective at the annual stockholders’ meeting of June 14, 2016, 9 shares granted April 1, 2016 which became effective at the annual stockholders’ meeting of June 14, 2016, 6 shares granted September 22, 2016, 1 share granted December 21, 2016, 29 shares granted December 21, 2017, 421 shares granted on March 12, 2018, 710 shares granted on June 1, 2018, and 115,783 shares granted on July 24, 2019. On March 20, 2020, Dr. King was granted 25,269 shares at an exercise price of $1.34. On April 5, 2021, Dr. King was granted

80,000 shares at an exercise price of $5.97 and 40,000 restricted stock units. The weighted average exercise price of all of Dr. King’s option grants is $12.67.
c.
Mr. Wolin — an aggregate of 180,764 shares were granted as follows: 476 shares granted November 28, 2019, 86,837 shares granted on July 24, 2019, and 14,499 shares granted on September 5, 2019. On March 20, 2020, Mr. Wolin was granted 18,952 shares at an exercise price of $1.34. On April 5, 2021, Mr. Wolin was granted 40,000 shares at an exercise price of $5.97 and 20,000 restricted stock units. The weighted average exercise price of all of Mr. Wolin’s options grants is $5.04.

d.
Mr. Wendt — an aggregate of 118,333 shares were granted as follows: 50,000 shares granted November 12, 2019; on March 20, 2020, Mr. Wendt was granted 8,333 shares at an exercise price of $5.97. On April 5, 2021, Mr. Wendt was granted 40,000 shares at an exercise price of $5.97 and 20,000 restricted stock units. The weighted average exercise price of all of Mr. Wendt’s options grants is $4.06.

e.
All of the April 1, 2014 option grants vested 25% on January 1, 2015 (nine months from grant date), with the remainder vesting equally over the following 27 months such that the options are vested in full on April 1, 2017. All of the July 2, 2015 options were granted contingent upon approval of the Company’s stockholders at the June 14, 2016 annual stockholders’ meeting and vest 1/36th per month beginning one month after grant date, with the remainder vesting equally over the following 35 months such that the option is vested in full on July 2, 2018. Ms. Conte’s July 7, 2015 option was likewise granted contingent upon approval of the Company’s stockholders at the June 14, 2016 annual stockholders’ meeting and vests 1/36th per month beginning one month after grant date, with the remainder vesting equally over the following 35 months such that the option is vested in full on July 7, 2018. All of the options granted on April 1, 2016 which became effective at the annual stockholders’ meeting of June 14, 2016, September 22, 2016, December 19, 2016 vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on December 19, 2019. All of the December 21, 2017 options grants vested in full as of March 31, 2018 if the option holder was an employee on that date. All of the March 12, 2018 options grants vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on March 12, 2021. All of the June 1, 2018 options grants vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on June 1, 2021. All of the July 24, 2019 option grants vest 1/36th per month over thirty-six months with additional vesting credited to an employee at a rate of 1/36 for every year of service at time of grant. The options will vest in full on July 24, 2022. All of the March 20, 2020 option grants vest 1/36th per month over thirty-six months with additional vesting credited to an employee at a rate of 1/36 for every year of service at time of grant. The options will vest in full on March 19, 2023. The options that were granted on April 5, 2021 vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on April 5, 2024, subject to continued service with us through each relevant vesting date. All of the restricted stock units granted on April 5, 2021 will vest yearly for the next three years.

(2)
Amounts shown in this column reflect incremental health insurance premiums paid for such executive’s family members.

Narrative to Summary Compensation Table
Base Salary
Effective May 1, 2018, the Compensation Committee increased Ms. Conte’s annual base salary from $440,000 to $500,000 and Dr. King’s annual base salary from $280,500 to $290,317, and on November 1, 2019, Dr. King’s annual base salary was increased from $290,317 to $300,000. Effective April 1, 2021, the Compensation Committee increased Ms. Conte’s annual base salary from $500,000 to $535,700 and Dr. King’s annual base salary from $300,000 to $311,900. Effective April 1, 2022, the Compensation Committee increased Ms. Conte’s annual base salary from $535,700 to $576,374 and Dr. King’s annual base salary from $311,900 to $352,900. Mr. Wolin was hired on November 28, 2018 with an annual base salary of $260,000.

On September 6, 2019, we entered into a promotion letter with Mr. Wolin, pursuant to which his base salary was increased to $280,800, effective September 1, 2019. His annual base salary was increased to $300,000 and $309,000 effective November 1, 2019 and April 1, 2020, respectively. Effective April 1, 2021, the Compensation Committee increased Mr. Wolin’s annual base salary from $309,000 to $344,800. Effective April 1, 2022, the Compensation Committee increased Mr. Wolin’s annual base salary from $344,800 to $396,520. Mr. Ian Wendt was hired on November 12, 2019 with an annual base salary of $300,000. On April 1, 2021, we entered into a promotion letter with Mr. Wendt, pursuant to which his base salary was increased to $338,900, effective April 1, 2021. Effective April 1, 2022, the Compensation Committee increased Mr. Wendt’s annual base salary from $338,900 to $350,100.
Equity Compensation
Ms. Conte and Dr. King received stock option grants at the time they were hired by privately-held Jaguar Animal Health, Inc. Such options generally vest over time, with 25% of the options vesting after nine months of employment and monthly vesting thereafter with full vesting after three years. Mr. Wolin received stock option grants with a similar vesting schedule at the time they were hired by us. The board of directors periodically grants additional options to the current named executive officers that typically vest ratably over a three-year period.
All stock options and RSUs issued to our current named executive officers vest and become exercisable upon a change in control.

Outstanding Equity Awards at 2021 Fiscal Year End
The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2021.
The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2021.
	Options Vesting Commencement Date	Number of Securities Underlying Unexercised Options		Option exercise price	Stock Option expiration date
		Exercisable	Unexercisable
Lisa A Conte	4/1/2014	50	—(1)	$7,985.25	4/1/2024
	7/2/2015	27	—(2)	$16,033.50	7/2/2025
	7/7/2015	36	—(3)	$15,246.00	7/7/2025
	4/1/2016	22	—(4)	$4,977.00	4/1/2026
	9/22/2016	100	—(5)	$3,937.50	9/22/2026
	12/19/2016	5	—(6)	$2,331.00	12/19/2026
	12/21/2017	90	—(7)	$388.71	12/21/2027
	3/12/2018	1,031	—(8)	$1,764.00	3/12/2028
	6/01/2018	2,133	—(9)	$572.59	6/1/2028
	7/24/2019	328,052	19,298(11)	$5.19	7/24/2029
	3/20/2020	44,222	31,587(14)	$1.34	3/20/2030
	4/05/2021	60,000	210,000(15)	$5.97	4/5/2031
Steven R. King, Ph.D	4/1/2014	29	—(1)	7,985,.25	4/1/2024
	7/2/2015	15	—(2)	$14,559.30	6/14/2026
	4/1/2016	9	—(4)	$7,434.00	4/1/2026
	9/22/2016	6	—(5)	$3,937.50	9/22/2026
	12/19/2016	1	—(6)	$2,331.00	12/19/2026
	12/21/2017	29	—(7)	$388.71	12/21/2027
	3/12/2018	421	—(8)	$1,764.00	3/12/2028
	6/1/2018	710	—(9)	$572.59	6/1/2028
	7/24/2019	109,350	6,433(11)	$5.19	7/24/2029
	3/20/2020	14,740	10,529(14)	$1.34	3/20/2030
	4/05/2021	17,777	62,223(15)	$5.97	4/05/2031
Jonathan Wolin	11/28/2018	476	—(10)	$92.40	11/28/2028
	7/24/2019	72,364	14,473(11)	$5.19	7/24/2029
	9/5/2019	10,874	3,625(12)	$3.60	9/5/2029
	3/20/2020	11,055	7,897(14)	$1.34	3/20/2030
	4/5/2021	8,888	31,112(15)	$5.97	4/05/2031
Ian Wendt	11/12/2019	41,666	8,334(13)	$2.98	11/12/2020
	3/20/2020	4,861	3,472(14)	$1.34	3/20/2030
	4/5/2021	8,888	31,112(15)	$5.97	4/5/2031

(1)
On January 1, 2015, 25% of each of such named executive officer’s shares vested and became exercisable. The remainder of the shares were vested in approximately equal monthly installments through April 1, 2017, subject to continued service with us through each relevant vesting date.

(2)
The shares were granted on July 2, 2015 contingent upon the approval of the stockholders at the June 14, 2016 annual stockholders’ meeting and vest 1/36th per month beginning one month after grant date, with the remainder vested equally over the following 35 months such that the option was fully vested on July 2, 2018, subject to continued service with us through each relevant vesting date.

(3)
The shares were granted on July 7, 2015 contingent upon the approval of the stockholders at the June 14, 2016 annual stockholders’ meeting and vested 1/36th per month beginning one month after grant date, with the remainder vested equally over the following 35 months such that the option was fully vested on July 7, 2018, subject to continued service with us through each relevant vesting date.

(4)
The options were granted on April 1, 2016, which became effective at the annual stockholders’ meeting of June 14, 2016, and vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on April 1, 2019, subject to continued service with us through each relevant vesting date.

(5)
The options were granted on September 22, 2016 and vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on September 22, 2019, subject to continued service with us through each relevant vesting date.

(6)
The options were granted on December 19, 2016 and vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on December 19, 2019, subject to continued service with us through each relevant vesting date.

(7)
The options were granted on December 21, 2017 and vest 100% on March 31, 2018 if the officer is an employee as of such date.

(8)
The options were granted on March 12, 2018 and vest 1/36th per month over thirty-six months such that the option is vested in full on March 12, 2021, subject to continued service with us through each relevant vesting date.

(9)
The options were granted on June 1, 2018 and vest 1/36th per month over thirty-six months such that the option is vested in full on June 12, 2021, subject to continued service with us through each relevant vesting date.

(10)
The options were granted November 29, 2018, 9/36ths of which vested nine months from date of hire, then 1/36th per month over the remaining twenty-seven months. The option will vest in full on November 29, 2021.

(11)
The options that were granted on July 24, 2019 vest 1/36th per month over thirty-six months with additional vesting credited to an employee at a rate of 1/36 for every year of service at time of grant. The option will vest in full on July 24, 2022.

(12)
The options that were granted on September 5, 2019 vest 1/36th per month over thirty-six months with additional vesting credited to an employee at a rate of 1/36 for every year of service at time of grant. The option will vest in full on September 5, 2023.

(13)
The options were granted on November 12, 2019, 9/36ths of which vested nine months from the date of hire, then 1/36th per month over the remaining twenty-seven months. The option will vest in full on November 12, 2021.

(14)
The options that were granted on March 20, 2020 vest 1/36th per month over thirty-six months with additional vesting credited to an employee at a rate of 1/36 for every year of service at time of grant. The option will vest in full on March 20, 2023.

(15)
The options that were granted on April 5, 2021 vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on April 5, 2024, subject to continued service with us through each relevant vesting date.

Executive Employment Agreements
Lisa A. Conte
In March 2014, we entered into an offer letter with Ms. Conte to serve as our Chief Executive Officer, effective March 1, 2014, in an at-will capacity. Under this offer letter, Ms. Conte’s annual base salary is $400,000, she is eligible for an annual target bonus of 30% of her base salary. Effective June 15, 2015, our board of directors has reviewed the terms of Ms. Conte’s employment arrangement in connection with its annual compensation review, and has adjusted Ms. Conte’s base salary to $440,000. Ms. Conte is entitled to participate in all employee benefit plans, including group health care plans and all fringe benefit plans. Effective May 1, 2018, the Compensation Committee adjusted Ms. Conte’s base salary to $500,000. Effective May 14, 2018, Ms. Conte was eligible for annual target bonus of 40% of her base salary. Effective April 1, 2021, the Compensation Committee adjusted Ms. Conte’s base salary to $535,700. Effective April 1, 2022, the Compensation Committee increased Ms. Conte’s annual base salary from $535,700 to $576,374.
Steven R. King, Ph.D.
In February 2014, we entered into an offer letter with Dr. King to serve as our Executive Vice President, Sustainable Supply, Ethnobotanical Research and Intellectual Property, effective March 1, 2014, in an at- will capacity. Under the offer letter, Dr. King’s annual base salary is $255,000, he is eligible for an annual target bonus of 30% of his base salary, and he is eligible to participate in the employee benefit plans we offer to our other employees. Effective June 15, 2015, our board of directors has reviewed the terms of Dr. King’s employment arrangement in connection with its annual compensation review, and has adjusted Dr. King’s base salary to $280,500. Dr. King is entitled to participate in all employee benefit plans, including group health care plans and all fringe benefit plans. Effective May 14, 2018, Dr. King was eligible for annual target bonus of 40% of his base salary. His annual base salary was increased to $290,317, $300,000 and $311,900 effective May 1, 2018, November 1, 2019 and April 1, 2021, respectively. Effective April 1, 2022, the Compensation Committee increased Dr. King’s annual base salary from $311,900 to $352,900.
Jonathan S. Wolin
In November 2018, we entered into an offer letter with Mr. Wolin to serve as our Chief Compliance Officer, effective November 28, 2018, in an at will capacity. Under the offer letter Mr. Wolin’s annual base salary is $260,000, he is eligible to receive an annual target bonus of 40% of his base salary, and he is eligible to participate in the employee benefit plans we offer to our other employees. On September 6, 2019, we entered into a promotion letter with Mr. Wolin, pursuant to which his base salary was increased to $280,800, effective September 1, 2019. His annual base salary was increased to $300,000, $309,000 and $344,800 effective November 1, 2019, April 1, 2020 and April 1, 2021, respectively. Effective April 1, 2022, the Compensation Committee increased Mr. Wolin’s annual base salary from $344,800 to $396,520.
Ian Wendt
Mr. Ian Wendt was hired on November 12, 2019 with an annual base salary of $300,000. On April 1, 2021, we entered into a promotion letter with Mr. Wendt, pursuant to which his base salary was increased to $338,900, effective April 1, 2021. Effective April 1, 2022, the Compensation Committee increased Mr. Wendt’s annual base salary from $338,900 to $350,100.
Severance Arrangements with our Executive Officers
In June 2020, the Company entered into certain agreements relating to the payment of severance and other benefits to certain executive officers of the Company (the “Severance Agreements”), including Ms. Conte, Dr. King, Ms. Lizak and Mr. Wolin. In May 2021, the Company entered into a severance agreement with Mr. Ian Wendt on terms that were substantially identical to the Severance Agreement. In March 2022, the Company entered into a severance agreement with Dr. Chaturvedi on terms that were substantially identical to the Severance Agreement. The Severance Agreements provide for compensation and benefits if the executive officer is subject to (a) a termination of employment by the Company without Cause (as defined in the Severance Agreements) (other than death or disability) or (b) a Good Reason Termination (as defined in the Severance Agreements), within three months following a change in control. The compensation and benefits payable to the executive officer pursuant to the Severance Agreements are as follows:
•
Severance payment in an amount equal to twelve months of the executive officer’s base salary, which amount will be payable, in the Company’s discretion, as a lump sum or in equal installments over twelve months (the “Severance Period”), consistent with the Company’s normal payroll practices.

•
Payment of premiums for any Consolidated Omnibus Budget Reconciliation Act continuation coverage under the Company’s group health plan for twelve months following the termination of employment.

•
All unvested stock options and restricted stock units will accelerate and become fully vested as of the date of termination of employment and the executive officer will be entitled to exercise any of his or her vested stock options until the one-year anniversary of the termination of employment.

Each of the executive officer’s rights to receive benefits under the Severance Agreements is contingent upon the executive officer’s execution of a release agreement.
Compensation of Directors
The following table summarizes the total compensation earned in 2020 and 2021 for the Company’s non- management directors. Ms. Conte receives no additional compensation for her service as a director.
	Year	Fees Earned or Paid in Cash ($)	Option awards ($)(1)	Total ($)
James J. Bochnowski	2021	33,333	228,774	262,107
	2020	—	259,210	259,210
John Micek III	2021	21,667	161,457	183,124
	2020	—	149,635	149,635
Greg J. Divis	2021	15,000	163,172	178,172
	2021	—	104,041	104,041
Jonathan B. Siegel	2021	22,501	204,865	227,366
	2020	—	159,525	159,525

(1)
Represents the dollar amounts recognized for financial statement reporting purposes with respect to the fiscal year (for stock option awards) determined under FASB ASC Topic 718. The aggregate number of options held by each non-management director officer as of December 31, 2021 was as follows: Mr. Bochnowski holds an aggregate of 112,468 options (12 options granted in fiscal year 2014, 6 options granted in fiscal year 2015, 31 options granted in fiscal year 2016, 1,539 options granted in fiscal year 2018 and 69,469 options granted in fiscal year 2019). Mr. Bochnowski was granted 15,161 options in March 2020. He was granted 26,250 options and 13,133 restricted stock units in May 2021; Mr. Micek III holds an aggregate of 74,534 options (33 options granted fiscal year 2016, 883 options granted fiscal year 2018 and 40,524 options granted in fiscal year 2019). Mr. Micek was granted 8,844 options in March 2020; He was granted 24,250 options and 12,133 restricted stock units in May 2021. Mr. Divis holds an aggregate of 74,117 options (499 options granted fiscal year 2018 and 40,524 options granted in fiscal year 2019). Mr. Divis was granted 8,844 options in March 2020. He was granted 24,250 options and 12,133 restricted stock units, and Mr. Siegel holds an aggregate of 109,380 options (499 options granted fiscal year 2018 and 69,469 options granted in fiscal year 2019. Mr. Siegel was granted 15,162 options in March 2020. He was granted 24,250 options and 12,133 restricted stock units in May 2021.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The following includes a summary of transactions since January 1, 2020, to which we have been a party in which the amount involved exceeded or will exceed the lesser of (i) $120,000 and (ii) one percent (1%) of the average of our total assets at year-end for the prior two fiscal years, and in which any of our directors, executive officers or beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. Compensation arrangements for our directors and executive officers are described in our annual proxy statement on Schedule 14A.
Transactions with Napo Therapeutics, S.p.A.
On June 1, 2021, the Company entered into a subscription agreement with Dragon SPAC S.p.A. (“Dragon SPAC”) and its sponsor, pursuant to which Dragon SPAC agreed to issue and sell, in a private placement by Dragon SPAC directly to the Company, units of Dragon SPAC, with each unit consisting of one ordinary share of Dragon SPAC and a warrant to purchase a share, for gross proceeds of approximately €8.8 million (corresponding, as at June 1, 2021, to $10.8 million). Dragon SPAC was an Italy special purpose acquisition company formed for the purpose of entering into a business combination with Napo Therapeutics, S.p.A. (f/k/a Napo EU, S.p.A.), with the aim of developing the pharmaceutical activities of Dragon SPAC/Napo Therapeutics combined entity in Europe. Each warrant entitles the holder thereof to purchase one share at an exercise price of €10 per share at any time prior to the earlier of (i) the 10-year anniversary of the consummation of the business combination and (ii) the five-year anniversary of the listing of the combined entity on a public exchange.
On August 18, 2021, Napo Pharmaceuticals, Inc. (“Napo”), the wholly-owned subsidiary of the Company, entered into a license agreement (as amended, the “License Agreement”) with Napo Therapeutics, S.p.A. (“Napo Thera”), an Italy joint stock company and majority-owned subsidiary of Napo, pursuant to which Napo granted Napo Thera (i) an exclusive license to develop, commercialize and manufacture pharmaceutical products utilizing crofelemer or lechlemer as its active drug substance (collectively, “Products”) in Europe for short bowel syndrome with intestinal failure, HIV-related diarrhea, and symptomatic relief and treatment in patients with congenital diarrheal disorders and (ii) options to licenses to develop, commercialize and manufacture Products in Europe for additional indications. Pursuant to the License Agreement, Napo received an upfront cash payment of $10 million, 33% of which was payable no later than the earlier of sixty days following the consummation of the Merger (defined below) or December 15, 2021 and the remaining balance of which is payable no later than the earlier of the twelve-month anniversary of the consummation of the Merger or within sixty days of when Napo Thera receives more than $20 million from the Merger or private placement proceeds directly into the Combined Company (as defined below). Napo is also eligible to receive development and regulatory milestone payments of up to $12.5 million, tiered royalties ranging from 12% to 18% and additional one-time license fees of up to $40 million in the event that Napo Thera elects to acquire the license to exploit the Products in Europe for additional indications. Napo Thera’s ability to acquire the license for additional indications is subject to the availability of additional funds through financing or otherwise.
On November 3, 2021, Napo Thera and Dragon SPAC consummated a business combination (“Merger”). Following such business combination, Jaguar and the sponsor of the Dragon SPAC owned approximately 97% and 3%, respectively, of the combined company (the “Combined Company”) without taking into effect any ordinary shares of the Combined Company issuable upon conversion of any special shares of the Combined Company or the exercise of any warrants of the Combined Company.
Transactions with Executive Officers
On September 13, 2021 the Company entered into a securities purchase agreement (the “PIPE Purchase Agreement”) with certain investors named therein (collectively, “PIPE Investors”), pursuant to which the Company agreed to issue and sell to the Investors in a private placement an aggregate of 309,242 unregistered shares (the “PIPE Shares”) of Common Stock for an aggregate purchase price of approximately $776,197 (the “Private Placement”) or $2.51 per share, a $0.01 premium to market price (defined as the Minimum Price under Nasdaq Listing Rule 5635(d)). PIPE Investors in the Private Placement include

Lisa Conte, Chief Executive Officer of the Company, and Carol Lizak, Chief Financial Officer of the Company, who each invested approximately $20,000 in the Private Placement.
Transactions with Sagard
On September 1, 2020, the Company entered into the Stock Plan Agreement for Payment of Consulting Services with Sagard Capital Partners Management Corp. (“SCPM”) and Sagard Capital Partners, L.P. (“Sagard”), pursuant to which the Company agreed to issue Sagard 763,158 shares of Common Stock in full satisfaction of all amounts owed by the Company to SCPM for services rendered by SCPM to the Company under the Management Services Agreement, dated March 23, 2018, by and between the Company and SCPM.
At the time of the above-referenced transactions, Sagard held in excess of 5% of our outstanding shares of Common Stock on an as-converted basis.
Transactions with CVP and Its Affiliates
On March 4, 2020, the Company sold to Iliad Research and Trading, L.P. (“Iliad”), a Utah limited partnership affiliated with Chicago Venture Partners L.P. (“CVP”), a royalty interest entitling Iliad to $500,000 of future royalties on sales of Mytesi (crofelemer) and certain up-front license fees and milestone payments from licensees and/or distributors for an aggregate purchase price of $350,000.
On April 15, 2020, Napo entered into a patent purchase agreement with Atlas Sciences, LLC (“Atlas”), an affiliate of CVP, pursuant to which Atlas agreed to purchase certain patents and patent applications (the “Patent Rights”) relating to Napo’s NP-500 drug product candidate (the “Sale”) for an upfront cash payment of $1.5 million. Concurrently with the Sale, the Company entered into a license agreement with Atlas (as amended on July 30, 2020, the “License Agreement”), pursuant to which Atlas granted the Company an exclusive 10-year license to use the Patent Rights and improvements thereon to develop and commercialize NP-500 in all territories worldwide except greater China, inclusive of the right to sublicense NP-500 development and commercialization rights. As consideration for such license, the Company is obligated to initiate a proof-of-concept Phase 2 study of NP-500 under an investigational new drug (“IND”) application with the U.S. Food and Drug Administration or an IND-equivalent dossier under appropriate regulatory authorities (the “Phase 2 study”) within six months of April 15, 2020. If the Company fails to initiate the Phase 2 study by this date for any reason, including the timely receipt of adequate funding to initiate the Phase 2 study, the Company will incur a trial delay fee equal to $2,515,000 (the “Trial Delay Fee”), which amount is payable monthly over a period of approximately ten months. On October 7, 2020, the Company entered into a fee settlement agreement Atlas, pursuant to which the Company issued to Atlas 666,666 shares of Common Stock (the “Settlement Shares”) and (ii) pre-funded warrants to purchase 2,072,984 shares of Common Stock (the “Settlement Warrants” and, together with the Settlement Shares and the shares of Common Stock underlying the Settlement Warrants, the “Settlement Securities”) as complete settlement and satisfaction of the Trial Delay Fee for an effective offering price of $0.918 per share, which equals the Minimum Price as defined under Nasdaq Listing Rule 5635(d).
On September 1, 2020, the Company entered into an exchange agreement with Iliad, the holder of 5,524,926 shares (the “Original Shares”) of the Company’s Series A Convertible Participating Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), pursuant to which the Company and Iliad agreed to exchange the Original Shares for (i) 842,500 shares (the “Series C Preferred Shares”) of the Company’s Series C Perpetual Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”) and (ii) 842,500 shares (the “Series D Preferred Shares” and, together with the Series C Preferred Shares, the “Exchange Shares”) of the Company’s Series D Perpetual Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”).
Between October 8, 2020 and December 28, 2020, the Company entered into privately negotiated exchange agreements with Iliad, pursuant to which the Company issued 8,114,583 shares of Common Stock and pre-funded warrants to purchase 2,352,564 shares of Common Stock in the aggregate at an effective price per share equal to the market price (defined as the Minimum Price under Nasdaq Listing Rule 5635(d)) in exchange for 572,719 Exchange Shares (collectively, the “Preferred Exchange Transactions”).

As a result of the Preferred Exchange Transactions, no Series C Preferred Shares or Series D Preferred Shares remain outstanding.
Between September 23, 2020 and January 4, 2021, the Company entered into privately negotiated exchange agreements with CVP, pursuant to which we issued 7,628,443 shares of Common Stock in the aggregate at an effective price per share equal to the market price (defined as the Minimum Price under Nasdaq Listing Rule 5635(d)) in exchange for a $7,791,619 reduction in the outstanding balance of the Exchange Notes (collectively, the “Note Exchange Transactions”). As a result of the Note Exchange Transactions, as of January 4, 2021, the Exchange Notes have been repaid in full and are no longer outstanding.
On October 8, 2020, the Company sold to Iliad a royalty interest (the “October 2020 Royalty Interest”) entitling Iliad to $18 million of future royalties on sales of Mytesi (crofelemer) and certain up-front license fees and milestone payments from licensees and/or distributors for an aggregate purchase price of $6 million.
On December 22, 2020, the Company sold to Uptown Capital, LLC (f/k/a Irving Park Capital, LLC), an affiliate of CVP (“IPC”), a royalty interest entitling IPC to $12 million of future royalties on sales of Mytesi (crofelemer) and certain up- front license fees and milestone payments from licensees and/or distributors for an aggregate purchase price of $6 million.
On January 19, 2021, the Company and Napo issued a secured promissory note in the aggregate principal amount of $6,220,813 to Streeterville Capital, LLC, an affiliate of CVP (“Streeterville”), which note bears interest at 3.25% per annum and matures on January 20, 2025.
On March 8, 2021, the Company sold to Streeterville a royalty interest entitling Streeterville to $10 million of future royalties on sales of Mytesi (crofelemer) for the prophylaxis and/or symptomatic relief of inflammatory diarrhea and certain up-front license fees and milestone payments from licensees and/or distributors for an aggregate purchase price of $5 million.
Between February 11, 2022 and March 9, 2022, the Company entered into privately negotiated exchange agreements with Iliad, pursuant to which the Company issued 8,650,000 shares of Common Stock in the aggregate at an effective price per share equal to the market price (defined as the Minimum Price under Nasdaq Listing Rule 5635(d)) as of the date of the applicable exchange agreement in exchange for a $4,441,657.50 reduction in the outstanding balance of the October 2020 Royalty Interest. At the time of certain of the above-referenced transactions, CVP and its affiliates held in excess of 5% of our outstanding shares of Common Stock.
Transactions with Oasis Capital
On March 24, 2020, the Company entered into an equity purchase agreement (the “ELOC Purchase Agreement”) with Oasis Capital, LLC (“Oasis Capital”) which provides that, upon the terms and subject to the conditions and limitations set forth therein, Oasis Capital is committed to purchase up to an aggregate of $2.0 million of shares of Common Stock over the 36-month term of the ELOC Purchase Agreement.
On May 12, 2020, the Company and Napo, entered into an accounts receivable purchase agreement (as amended, the “A/R Purchase Agreement”) with Oasis Capital, pursuant to which Oasis Capital may from time to time in its discretion purchase accounts receivable of the Company or Napo on a recourse basis at a purchase price equal to 37.5% of the face amount of each of the purchased accounts (“A/R Purchase Price”). With respect to a purchased account, in the event Purchaser receives more than an amount equal to the sum of (i) the face amount of such purchased account multiplied by 0.0545 and (ii) the A/R Purchase Price from collection on such purchased account, then Oasis Capital will return any such excess overage amount to Company or Napo, as applicable, within five days after Purchaser’s receipt thereof. Between May 12, 2020 and December 3, 2021, Oasis Capital has purchased accounts receivable with an aggregate face amount of $8.0 million for an aggregate purchase price of $7.2 million, which purchases were effectuated pursuant to assignment agreements entered into between Napo and Oasis Capital from time to time.
On April 7, 2021, the Company entered into an amendment (the “ELOC Amendment”) to the ELOC Purchase Agreement with Oasis Capital, pursuant to which the parties agreed to increase (i) the purchase price per share of Common Stock issuable under the ELOC Purchase Agreement from $1.308 to $9.00 and the threshold trading price of the Common Stock for conducting sales under the ELOC Purchase Agreement from $1.5042 to $10.35 per share. In consideration for Oasis Capital’s entry into the ELOC Amendment, the Company issued Oasis Capital a common stock purchase warrant exercisable for 33,333 shares of Common Stock (the “ELOC Warrant”) with an exercise price per share equal to $5.61, the Minimum Price (as defined under Nasdaq Listing Rules) on the date of the ELOC Amendment.
On October 6, 2020, the Company entered into an exchange agreement with Oasis Capital, pursuant to which the Company and Oasis Capital agreed to exchange 790 out of the 10,165 Series B-2 Preferred Shares held by Oasis Capital for 166,728 shares of Common Stock. Oasis Capital exercised its right to convert the remaining Series B-2 Preferred Shares into shares of Common Stock in accordance with the terms of such Series B-2 Preferred Shares on January 17, 2020 and December 23, 2020, such that no Series B-2 remain outstanding.
At the time of certain of the above-referenced transactions, Oasis Capital held in excess of 5% of our outstanding shares of Common Stock.
Transactions with Ionic Ventures, LLC
On March 24, 2020, the Company entered into a warrant exercise and preferred stock amendment agreement (the “Amendment Agreement”) with Ionic Ventures, LLC (“Ionic”), pursuant to which Ionic agreed to exercise in cash its Series 2 warrants to purchase 416,666 shares of Common Stock (“Series 2 Warrants”) at a reduced exercise price of $1.5681 per share for gross proceeds to the Company of approximately $653,400. As further inducement to enter into the Amendment Agreement, the Company agreed to reduce the conversion price of the Company’s Series B Preferred Stock (of which Ionic remains the sole holder) from $6.00 to $1.3368.
At the time of certain of the above-referenced transactions, Ionic and its affiliates held in excess of 5% of our outstanding shares of Common Stock.
Transactions with Charles C. Conte
Charles C. Conte is the brother of Lisa A. Conte, who has served as our President, Chief Executive Officer and a member of our board of directors since she founded the company in June 2013.
On March 24, 2020, the Company entered into a Landlord Letter of Credit Agreement with Charles Conte (the “LC Facilitator”), pursuant to which the Company will pay the LC Facilitator an amount equal to $10,000 per month as consideration for delivering to the landlord (the “Landlord”) of the Company’s office space located at 201 Mission Street, Suite 2375, San Francisco, California (the “Premises”), a standby, unconditional, irrevocable, transferable letter of credit (the “Letter of Credit”), naming the Landlord as beneficiary, as collateral for the full performance by the Company of all of its obligations under the office lease agreement relating to the Premises. The Company also agreed to reimburse LC Facilitator up to $7,500 for reasonable out-of-pocket expenses incurred in establishing the Letter of Credit. The parties terminated the Letter of Credit in October 2020.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and officers. These agreements, among other things, require us or will require us to indemnify each director to the fullest extent permitted by Delaware law, including indemnification of expenses such as expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted incurred by the director or officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or officer.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act, and regulations of the SEC thereunder require our directors, officers and persons who own more than 10% of our Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of our Common Stock and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of our Common Stock are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports and amendments thereto received by us and written representations from these persons that no other reports were required, we believe that during the fiscal year ended December 31, 2021, our directors, officers and owners of more than 10% of our Common Stock complied with all applicable filing requirements except that each of Lisa Conte and Carol Lizak filed a Form 4 on March 30, 2022 reporting the purchase of shares of Common Stock that should have been filed on September 15, 2021 pursuant to Section 16(a) of the Exchange Act.

AUDIT COMMITTEE REPORT
Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues it believes should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.
RBSM LLP (“RBSM”), our Company’s independent auditor for the year ended December 31, 2021, is responsible for expressing an opinion on the fairness of the presentation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States of America, in all material respects.
In this context, the Audit Committee has reviewed and discussed with management and RBSM the audited financial statements for the year ended December 31, 2021. The Audit Committee has discussed with RBSM the matters that are required to be discussed under the Public Accounting Oversight Board Auditing Standard No. 1301 “Communications with Audit Committees”. RBSM has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board’s Ethics and Independence rule 3526 “Communications with Audit Committees Concerning Independence”, and the Audit Committee has discussed with RBSM that firm’s independence.
The Audit Committee has concluded that RBSM’s provision of audit and non-audit services to the Company are compatible with RBSM’s independence.
Based on the considerations and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements for the year ended December 31, 2021 be included in our Annual Report on Form 10-K. This report is provided by the following independent directors, who comprise the Audit Committee:
Audit Committee:
John Micek III, Chairperson
James J. Bochnowski
Jonathan B. Siegel
March 11, 2022

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING
In accordance with SEC Rule 14a-8, in order for stockholder proposals intended to be presented at the 2023 Annual Meeting of Stockholders to be eligible for inclusion in our proxy statement for such meeting, they must be received by us at our executive offices in San Francisco, California, before January 19, 2023. The board of directors has not determined the date of the 2023 Annual Meeting of the Company’s Stockholders, but does not currently anticipate that the date will be changed by more than 30 calendar days from the date of the 2022 Annual Meeting of Stockholders.
Stockholder proposals (including recommendations of nominees for election to the board of directors) intended to be presented at the 2023 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to SEC Rule 14a-8, must be received in writing at our principal executive office no earlier than February 10, 2023 and no later March 12, 2023, in accordance with our bylaws. If the date of the 2023 Annual Meeting of Stockholders is scheduled for a date more than 30 days before or more than 60 days after June 10, 2023, then such proposals must be received not later than the close of business on the later of the 90th day prior to the scheduled date of the 2023 Annual Meeting or the 10th day following the day on which public disclosure of the date of the 2023 Annual Meeting of Stockholders is first made, as set forth in our bylaws.
AVAILABILITY OF ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K
A copy of our Annual Report, which includes certain financial information about the Company, is being provided with this Proxy Statement. Copies of our Annual Report (exclusive of exhibits and documents incorporated by reference) may also be obtained for free by directing written requests to: Jaguar Health, Inc., Attention: Jonathan S. Wolin, 200 Pine Street, Suite 400, San Francisco, CA 94104 (415.371.8300 phone). Copies of exhibits and basic documents filed with the Annual Report or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report over the Internet at the SEC’s website, www.sec.gov, or at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.
LIST OF THE COMPANY’S STOCKHOLDERS
A list of our stockholders as of May 13, 2022, the Record Date, will be available for inspection at our corporate headquarters during normal business hours during the 10-day period prior to the Annual Meeting. The list of stockholders will also be available for such examination at the Annual Meeting.
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS
Unless contrary instructions are received, we may send a single copy of the Annual Report, Proxy Statement and Notice of Annual Meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.
If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:
1.
If your shares are registered in your own name, please contact our transfer agent by writing to them at American Stock Transfer & Trust Company, LLC, 6201 15th Ave., Brooklyn, NY 11219 (Attn: Jaguar Health, Inc. Representative), calling 1-800-937-5449, or emailing help@astfinancial.com.

2.
If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING
Our board of directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.
By Order of the Board of Directors.
Lisa A. Conte
Chief Executive Officer & President
San Francisco, California
May 19, 2022

Appendix A
Global Amendment — Note

GLOBAL AMENDMENT
This Global Amendment (this “Amendment”) is entered into as of April 14, 2022 by and among Streeterville Capital, LLC, a Utah limited liability company (“Lender”), Jaguar Health, Inc. a Delaware corporation (“Jaguar”), and Napo Pharmaceuticals, Inc., a Delaware corporation (“Napo,” and together with Jaguar, “Borrower”). Capitalized terms used in this Amendment without definition shall have the meanings given to them in the Note (as defined below).
A.   Borrower previously sold and issued to Lender that certain Secured Promissory Note dated January 19, 2021 in the original principal amount of $6,220,812.50 (the “Note”).
B.   Lender and Borrower have agreed, subject to the terms, amendments, conditions and understandings expressed in this Amendment, to amend the Note as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1.   Recitals.   Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.
2.   Definitions.   For purposes of this Amendment, the following terms will have the following meanings:
(a)   “Exchange Amount” means the amount of the Note that Borrower desires to exchange for Exchange Shares.
(b)   “Exchange Cap” means the maximum number of Exchange Shares that could be issued to Lender without violating The Nasdaq Capital Market rules related to the aggregation of offerings under Nasdaq Listing Rule 5635(d), if applicable.
(c)   “Exchange Conditions” means: (a) with respect to the applicable Exchange Date all of the Exchange Shares would be (i) registered for trading under applicable federal and state securities laws, (ii) freely tradable under Rule 144, or (iii) otherwise freely tradable without the need for registration under any applicable federal or state securities laws; (b) the applicable Exchange Shares would be eligible for immediate resale by Lender; (c) no Event of Default shall have occurred under the Note; (d) if Jaguar’s Common Stock is trading on OTCQB or OTCQX, the Exchange Amount is less than or equal to twenty-five percent (25%) of the median daily dollar trading volume of Jaguar’s Common Stock during the ten (10) Trading Days preceding the Exchange Date; and (e) the Common Stock is trading on Nasdaq, NYSE, OTCQB or OTCQX.
(d)   “Exchange Date” means the date that an Exchange Notice is submitted by Borrower to Lender.
(e)   “Exchange Notice” means a notice delivered by Borrower to Lender specifying the Exchange Amount to be exchanged and the number of Exchange Shares to be issued.
(f)   “Exchange Shares” the number of shares of Jaguar’s Common Stock to be issued pursuant to an applicable Exchange Notice.
(g)   “Nasdaq Minimum Price” means such term as defined in Nasdaq Listing Rule 5635(d).
3.   Borrower Exchange Right.   The Note is hereby amended to grant Borrower the right to exchange from time to time at Borrower’s sole discretion any Exchange Amount for Exchange Shares at a price per share equal to the Nasdaq Minimum Price as of each applicable Exchange Date. Notwithstanding the foregoing, Borrower will not have the right to exchange any Exchange Amount and issue any Exchange Shares to Lender if: (a) the issuance of such Exchange Shares would cause Lender’s beneficial ownership to exceed 4.99% of Jaguar’s issued and outstanding Common Stock as of such date; (b) any of the Exchange Conditions has not been satisfied as of the applicable Exchange Date; and (c) the total cumulative number of Exchange Shares to be issued to Lender would exceed the Exchange Cap unless (i) stockholder approval is obtained to issue more than the Exchange Cap or (ii) the Common Stock is not listed for quotation on Nasdaq or NYSE American. The Exchange Cap shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction. Following delivery of an Exchange Notice, Borrower may not deliver another Exchange Notice to Lender for at least three (3) Trading Days.
4.   Representations and Warranties.   In order to induce Lender to enter into this Amendment, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:
(a)   Borrower has full power and authority to enter into this Amendment and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Amendment or the performance of any of the obligations of Borrower hereunder.
(b)   There is no fact known to Borrower or which should be known to Borrower which Borrower has not disclosed to Lender on or prior to the date of this Amendment which would or could materially and adversely affect the understanding of Lender expressed in this Amendment or any representation, warranty, or recital contained in this Amendment.
(c)   Except as expressly set forth in this Amendment, Borrower acknowledges and agrees that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Borrower under the terms of the Note.
(d)   Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Lender, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Note. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Borrower hereby acknowledges and agrees that the execution of this Amendment by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.
(e)   Borrower represents and warrants that as of the date hereof no Events of Default or other material breaches exist under the Note, or have occurred prior to the date hereof.
5.   Other Terms Unchanged.   The Note, as amended by this Amendment, remains and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the parties, and is in all respects agreed to, ratified, and confirmed. Any reference to the Note after the date of this Amendment is deemed to be a reference to the Note as amended by this Amendment. If there is a conflict between the terms of this Amendment and the Note, the terms of this Amendment shall control. No forbearance or waiver may be implied by this Amendment. Borrower acknowledges that it is unconditionally obligated to pay the remaining balance of the Note and represents that such obligation is not subject to any deductions, defenses, rights of offset, or counterclaims of any kind. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Lender under the Note, as in effect prior to the date hereof.
6.   No Reliance.   Borrower acknowledges and agrees that neither Lender nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Borrower or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Amendment and the Note and, in making its decision to enter into the transactions contemplated by this Amendment, Borrower is not relying on any representation, warranty, covenant or promise of Lender or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Amendment.

7.   Counterparts.   This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.
8.   Further Assurances.   Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.
BORROWER:
JAGUAR HEALTH, INC.
By:	/s/ Lisa Conte Lisa Conte, President and CEO
NAPO PHARMACEUTICALS, INC.
By:	/s/ Lisa Conte Lisa Conte, President and CEO
LENDER:
STEETERVILLE CAPITAL, LLC
By:	/s/ John M. Fife John M. Fife, President

Appendix B
Global Amendment — Royalty Interests

Appendix B-1
Amendment to October 2020 Royalty Interest
GLOBAL AMENDMENT
This Global Amendment (this “Amendment”) is entered into as of April 14, 2022 by and between Iliad Research and Trading, L.P., a Utah limited partnership (“Investor”), and Jaguar Health, Inc. a Delaware corporation (“Company”). Capitalized terms used in this Amendment without definition shall have the meanings given to them in the Royalty Interest (as defined below).
A.   Company previously sold and issued to Investor that certain Royalty Interest dated October 8, 2020 in the original principal amount of $12,000,000 (the “Royalty Interest”).
B.   Investor and Company have agreed, subject to the terms, amendments, conditions and understandings expressed in this Amendment, to amend the Royalty Interest as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1.   Recitals.   Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.
2.   Definitions.   For purposes of this Amendment, the following terms will have the following meanings:
(a)   “Exchange Amount” means the amount of the Royalty Interest that Company desires to exchange for Exchange Shares.
(b)   “Exchange Cap” means the maximum number of Exchange Shares that could be issued to Investor without violating The Nasdaq Capital Market rules related to the aggregation of offerings under Nasdaq Listing Rule 5635(d), if applicable.
(c)   “Exchange Conditions” means: (a) with respect to the applicable Exchange Date all of the Exchange Shares would be (i) registered for trading under applicable federal and state securities laws, (ii) freely tradable under Rule 144, or (iii) otherwise freely tradable without the need for registration under any applicable federal or state securities laws; (b) the applicable Exchange Shares would be eligible for immediate resale by Investor; (c) no Event of Default shall have occurred under the Royalty Interest; (d) if Company’s Common Stock is trading on OTCQB or OTCQX, the Exchange Amount is less than or equal to twenty-five percent (25%) of the median daily dollar trading volume of Company’s Common Stock during the ten (10) Trading Days preceding the Exchange Date; and (e) the Common Stock is trading on Nasdaq, NYSE, OTCQB or OTCQX.
(d)   “Exchange Date” means the date that an Exchange Notice is submitted by Company to Investor.
(e)   “Exchange Notice” means a notice delivered by Company to Investor specifying the Exchange Amount to be exchanged and the number of Exchange Shares to be issued.
(f)   “Exchange Shares” the number of shares of Company’s Common Stock to be issued pursuant to an applicable Exchange Notice.
(g)   “Nasdaq Minimum Price” means such term as defined in Nasdaq Listing Rule 5635(d).
3.   Company Exchange Right.   The Royalty Interest is hereby amended to grant Company the right to exchange from time to time at Company’s sole discretion any Exchange Amount for Exchange Shares at a price per share equal to the Nasdaq Minimum Price as of each applicable Exchange Date. Notwithstanding the foregoing, Company will not have the right to exchange any Exchange Amount and issue any Exchange Shares to Investor if: (a) the issuance of such Exchange Shares would cause Investor’s beneficial ownership to exceed 4.99% of Company’s issued and outstanding Common Stock as of such date; (b) any of the Exchange Conditions has not been satisfied as of the applicable Exchange Date; and (c) the total cumulative

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number of Exchange Shares to be issued to Investor would exceed the Exchange Cap unless (i) stockholder approval is obtained to issue more than the Exchange Cap or (ii) the Common Stock is not listed for quotation on Nasdaq or NYSE American. The Exchange Cap shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction. Following delivery of an Exchange Notice, Company may not deliver another Exchange Notice to Investor for at least three (3) Trading Days.
4.   Representations and Warranties.   In order to induce Investor to enter into this Amendment, Company, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:
(a)   Company has full power and authority to enter into this Amendment and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Amendment or the performance of any of the obligations of Company hereunder.
(b)   There is no fact known to Company or which should be known to Company which Company has not disclosed to Investor on or prior to the date of this Amendment which would or could materially and adversely affect the understanding of Investor expressed in this Amendment or any representation, warranty, or recital contained in this Amendment.
(c)   Except as expressly set forth in this Amendment, Company acknowledges and agrees that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Company under the terms of the Royalty Interest.
(d)   Company has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Investor, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Royalty Interest. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Company hereby acknowledges and agrees that the execution of this Amendment by Investor shall not constitute an acknowledgment of or admission by Investor of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.
(e)   Company represents and warrants that as of the date hereof no Events of Default or other material breaches exist under the Royalty Interest, or have occurred prior to the date hereof.
5.   Other Terms Unchanged.   The Royalty Interest, as amended by this Amendment, remains and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the parties, and is in all respects agreed to, ratified, and confirmed. Any reference to the Royalty Interest after the date of this Amendment is deemed to be a reference to the Royalty Interest as amended by this Amendment. If there is a conflict between the terms of this Amendment and the Royalty Interest, the terms of this Amendment shall control. No forbearance or waiver may be implied by this Amendment. Company acknowledges that it is unconditionally obligated to pay the remaining balance of the Royalty Interest and represents that such obligation is not subject to any deductions, defenses, rights of offset, or counterclaims of any kind. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Investor under the Royalty Interest, as in effect prior to the date hereof.
6.   No Reliance.   Company acknowledges and agrees that neither Investor nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Company or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Amendment and the Royalty Interest and, in making its decision to enter into the

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transactions contemplated by this Amendment, Company is not relying on any representation, warranty, covenant or promise of Investor or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Amendment.
7.   Counterparts.   This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.
8.   Further Assurances.   Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.
[Remainder of page intentionally left blank]

B-1-3

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.
COMPANY:
JAGUAR HEALTH, INC.
By:	/s/ Lisa Conte Lisa Conte, President and CEO
INVESTOR:
ILIAD RESEARCH AND TRADING, L.P.
By:	Iliad Management, LLC, its General Partner
By:	Fife Trading, Inc., its Manager
By:	/s/ John M. Fife John M. Fife, President

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Appendix B-2
Amendment to December 2020 Royalty Interest
GLOBAL AMENDMENT
This Global Amendment (this “Amendment”) is entered into as of April 14, 2022 by and between Uptown Capital, LLC, a Utah limited liability company (f/k/a Irving Park Capital, LLC) (“Investor”), and Jaguar Health, Inc. a Delaware corporation (“Company”). Capitalized terms used in this Amendment without definition shall have the meanings given to them in the Royalty Interest (as defined below).
A.   Company previously sold and issued to Investor that certain Royalty Interest dated December 22, 2020 in the original principal amount of $12,000,000 (the “Royalty Interest”).
B.   Investor and Company have agreed, subject to the terms, amendments, conditions and understandings expressed in this Amendment, to amend the Royalty Interest as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1.   Recitals.   Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.
2.   Definitions.   For purposes of this Amendment, the following terms will have the following meanings:
(a)   “Exchange Amount” means the amount of the Royalty Interest that Company desires to exchange for Exchange Shares.
(b)   “Exchange Cap” means the maximum number of Exchange Shares that could be issued to Investor without violating The Nasdaq Capital Market rules related to the aggregation of offerings under Nasdaq Listing Rule 5635(d), if applicable.
(c)   “Exchange Conditions” means: (a) with respect to the applicable Exchange Date all of the Exchange Shares would be (i) registered for trading under applicable federal and state securities laws, (ii) freely tradable under Rule 144, or (iii) otherwise freely tradable without the need for registration under any applicable federal or state securities laws; (b) the applicable Exchange Shares would be eligible for immediate resale by Investor; (c) no Event of Default shall have occurred under the Royalty Interest; (d) if Company’s Common Stock is trading on OTCQB or OTCQX, the Exchange Amount is less than or equal to twenty-five percent (25%) of the median daily dollar trading volume of Company’s Common Stock during the ten (10) Trading Days preceding the Exchange Date; and (e) the Common Stock is trading on Nasdaq, NYSE, OTCQB or OTCQX.
(d)   “Exchange Date” means the date that an Exchange Notice is submitted by Company to Investor.
(e)   “Exchange Notice” means a notice delivered by Company to Investor specifying the Exchange Amount to be exchanged and the number of Exchange Shares to be issued.
(f)   “Exchange Shares” the number of shares of Company’s Common Stock to be issued pursuant to an applicable Exchange Notice.
(g)   “Nasdaq Minimum Price” means such term as defined in Nasdaq Listing Rule 5635(d).
3.   Company Exchange Right.   The Royalty Interest is hereby amended to grant Company the right to exchange from time to time at Company’s sole discretion any Exchange Amount for Exchange Shares at a price per share equal to the Nasdaq Minimum Price as of each applicable Exchange Date. Notwithstanding the foregoing, Company will not have the right to exchange any Exchange Amount and issue any Exchange Shares to Investor if: (a) the issuance of such Exchange Shares would cause Investor’s beneficial ownership to exceed 4.99% of Company’s issued and outstanding Common Stock as of such date; (b) any of the Exchange Conditions has not been satisfied as of the applicable Exchange Date; and (c) the total cumulative

B-2-1

number of Exchange Shares to be issued to Investor would exceed the Exchange Cap unless (i) stockholder approval is obtained to issue more than the Exchange Cap or (ii) the Common Stock is not listed for quotation on Nasdaq or NYSE American. The Exchange Cap shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction. Following delivery of an Exchange Notice, Company may not deliver another Exchange Notice to Investor for at least three (3) Trading Days.
4.   Representations and Warranties.   In order to induce Investor to enter into this Amendment, Company, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:
(a)   Company has full power and authority to enter into this Amendment and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Amendment or the performance of any of the obligations of Company hereunder.
(b)   There is no fact known to Company or which should be known to Company which Company has not disclosed to Investor on or prior to the date of this Amendment which would or could materially and adversely affect the understanding of Investor expressed in this Amendment or any representation, warranty, or recital contained in this Amendment.
(c)   Except as expressly set forth in this Amendment, Company acknowledges and agrees that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Company under the terms of the Royalty Interest.
(d)   Company has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Investor, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Royalty Interest. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Company hereby acknowledges and agrees that the execution of this Amendment by Investor shall not constitute an acknowledgment of or admission by Investor of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.
(e)   Company represents and warrants that as of the date hereof no Events of Default or other material breaches exist under the Royalty Interest, or have occurred prior to the date hereof.
5.   Other Terms Unchanged.   The Royalty Interest, as amended by this Amendment, remains and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the parties, and is in all respects agreed to, ratified, and confirmed. Any reference to the Royalty Interest after the date of this Amendment is deemed to be a reference to the Royalty Interest as amended by this Amendment. If there is a conflict between the terms of this Amendment and the Royalty Interest, the terms of this Amendment shall control. No forbearance or waiver may be implied by this Amendment. Company acknowledges that it is unconditionally obligated to pay the remaining balance of the Royalty Interest and represents that such obligation is not subject to any deductions, defenses, rights of offset, or counterclaims of any kind. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Investor under the Royalty Interest, as in effect prior to the date hereof.
6.   No Reliance.   Company acknowledges and agrees that neither Investor nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Company or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Amendment and the Royalty Interest and, in making its decision to enter into the

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transactions contemplated by this Amendment, Company is not relying on any representation, warranty, covenant or promise of Investor or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Amendment.
7.   Counterparts.   This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.
8.   Further Assurances.   Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.
[Remainder of page intentionally left blank]

B-2-3

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.
COMPANY:
JAGUAR HEALTH, INC.
By:	/s/ Lisa Conte Lisa Conte, President and CEO
INVESTOR:
UPTOWN CAPITAL, LLC
By:	/s/ John M. Fife John M. Fife, President

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Appendix B-3
Amendment to March 2021 Royalty Interest
GLOBAL AMENDMENT
This Global Amendment (this “Amendment”) is entered into as of April 14, 2022 by and between Streeterville Capital, LLC, a Utah limited liability company (“Investor”), and Jaguar Health, Inc. a Delaware corporation (“Company”). Capitalized terms used in this Amendment without definition shall have the meanings given to them in the Royalty Interest (as defined below).
A.   Company previously sold and issued to Investor that certain Royalty Interest dated March 8, 2021 in the original principal amount of $10,000,000 (the “Royalty Interest”).
B.   Investor and Company have agreed, subject to the terms, amendments, conditions and understandings expressed in this Amendment, to amend the Royalty Interest as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1.   Recitals.   Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.
2.   Definitions.   For purposes of this Amendment, the following terms will have the following meanings:
(a)   “Exchange Amount” means the amount of the Royalty Interest that Company desires to exchange for Exchange Shares.
(b)   “Exchange Cap” means the maximum number of Exchange Shares that could be issued to Investor without violating The Nasdaq Capital Market rules related to the aggregation of offerings under Nasdaq Listing Rule 5635(d), if applicable.
(c)   “Exchange Conditions” means: (a) with respect to the applicable Exchange Date all of the Exchange Shares would be (i) registered for trading under applicable federal and state securities laws, (ii) freely tradable under Rule 144, or (iii) otherwise freely tradable without the need for registration under any applicable federal or state securities laws; (b) the applicable Exchange Shares would be eligible for immediate resale by Investor; (c) no Event of Default shall have occurred under the Royalty Interest; (d) if Company’s Common Stock is trading on OTCQB or OTCQX, the Exchange Amount is less than or equal to twenty-five percent (25%) of the median daily dollar trading volume of Company’s Common Stock during the ten (10) Trading Days preceding the Exchange Date; and (e) the Common Stock is trading on Nasdaq, NYSE, OTCQB or OTCQX.
(d)   “Exchange Date” means the date that an Exchange Notice is submitted by Company to Investor.
(e)   “Exchange Notice” means a notice delivered by Company to Investor specifying the Exchange Amount to be exchanged and the number of Exchange Shares to be issued.
(f)   “Exchange Shares” the number of shares of Company’s Common Stock to be issued pursuant to an applicable Exchange Notice.
(g)   “Nasdaq Minimum Price” means such term as defined in Nasdaq Listing Rule 5635(d).
3.   Company Exchange Right.   The Royalty Interest is hereby amended to grant Company the right to exchange from time to time at Company’s sole discretion any Exchange Amount for Exchange Shares at a price per share equal to the Nasdaq Minimum Price as of each applicable Exchange Date. Notwithstanding the foregoing, Company will not have the right to exchange any Exchange Amount and issue any Exchange Shares to Investor if: (a) the issuance of such Exchange Shares would cause Investor’s beneficial ownership to exceed 4.99% of Company’s issued and outstanding Common Stock as of such date; (b) any of the Exchange Conditions has not been satisfied as of the applicable Exchange Date; and (c) the total cumulative

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number of Exchange Shares to be issued to Investor would exceed the Exchange Cap unless (i) stockholder approval is obtained to issue more than the Exchange Cap or (ii) the Common Stock is not listed for quotation on Nasdaq or NYSE American. The Exchange Cap shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction. Following delivery of an Exchange Notice, Company may not deliver another Exchange Notice to Investor for at least three (3) Trading Days.
4.   Representations and Warranties.   In order to induce Investor to enter into this Amendment, Company, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:
(a)   Company has full power and authority to enter into this Amendment and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Amendment or the performance of any of the obligations of Company hereunder.
(b)   There is no fact known to Company or which should be known to Company which Company has not disclosed to Investor on or prior to the date of this Amendment which would or could materially and adversely affect the understanding of Investor expressed in this Amendment or any representation, warranty, or recital contained in this Amendment.
(c)   Except as expressly set forth in this Amendment, Company acknowledges and agrees that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Company under the terms of the Royalty Interest.
(d)   Company has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Investor, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Royalty Interest. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Company hereby acknowledges and agrees that the execution of this Amendment by Investor shall not constitute an acknowledgment of or admission by Investor of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.
(e)   Company represents and warrants that as of the date hereof no Events of Default or other material breaches exist under the Royalty Interest, or have occurred prior to the date hereof.
5.   Other Terms Unchanged.   The Royalty Interest, as amended by this Amendment, remains and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the parties, and is in all respects agreed to, ratified, and confirmed. Any reference to the Royalty Interest after the date of this Amendment is deemed to be a reference to the Royalty Interest as amended by this Amendment. If there is a conflict between the terms of this Amendment and the Royalty Interest, the terms of this Amendment shall control. No forbearance or waiver may be implied by this Amendment. Company acknowledges that it is unconditionally obligated to pay the remaining balance of the Royalty Interest and represents that such obligation is not subject to any deductions, defenses, rights of offset, or counterclaims of any kind. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Investor under the Royalty Interest, as in effect prior to the date hereof.
6.   No Reliance.   Company acknowledges and agrees that neither Investor nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Company or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Amendment and the Royalty Interest and, in making its decision to enter into the

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transactions contemplated by this Amendment, Company is not relying on any representation, warranty, covenant or promise of Investor or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Amendment.
7.   Counterparts.   This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.
8.   Further Assurances.   Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.
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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.
COMPANY:
JAGUAR HEALTH, INC.
By:	/s/ Lisa Conte Lisa Conte, President and CEO
INVESTOR:
STREETERVILLE CAPITAL, LLC
By:	/s/ John M. Fife John M. Fife, President

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Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20330303000000000100 5 061022 COMPANY NUMBER ACCOUNT NUMBER ANNUAL MEETING OF SHAREHOLDERS OF JAGUAR HEALTH, INC. June 10, 2022 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at https://jaguarhealth.gcs-web.com/financial-information/annual-reports 2. Ratifying the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. Approving, for purposes of Nasdaq Rule 5635(d), the issuance of shares of common stock upon exchange of royalty interests and a promissory note previously issued to certain accredited investors. 4. Approving a proposal to grant discretionary authority to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3. 5. Such other business as properly may come before the Annual Meeting or any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2, 3 and 4. FOR AGAINST ABSTAIN MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 1. Election of Directors: O James J. Bochnowski O Lisa A. Conte O Jonathan B. Siegel FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: